UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES



                   INVESTMENT COMPANY ACT FILE NUMBER 811-7662
                           U.S. GLOBAL ACCOLADE FUNDS

                               7900 CALLAGHAN ROAD
                              SAN ANTONIO, TX 78229
               (Address of principal executive offices) (Zip code)

                              SUSAN B. MCGEE, ESQ.
                               7900 CALLAGHAN ROAD
                              SAN ANTONIO, TX 78229
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 210-308-1234

                       Date of fiscal year end: OCTOBER 31

                   Date of reporting period: OCTOBER 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

U.S. GLOBAL ACCOLADE FUNDS



 ANNUAL REPORT

OCTOBER 31, 2006



 TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                    1

MANAGEMENT TEAM'S AND FUND MANAGERS'
  PERSPECTIVES                                                            6

EXPENSE EXAMPLE                                                          32

PORTFOLIOS OF INVESTMENTS                                                34

NOTES TO PORTFOLIOS OF INVESTMENTS                                       51

STATEMENTS OF ASSETS AND LIABILITIES                                     52

STATEMENTS OF OPERATIONS                                                 54

STATEMENTS OF CHANGES IN NET ASSETS                                      56

NOTES TO FINANCIAL STATEMENTS                                            59

FINANCIAL HIGHLIGHTS                                                     67

REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM                                                 70

TRUSTEES AND OFFICERS                                                    71

ADDITIONAL INFORMATION                                                   73

 NASDAQ SYMBOLS


Holmes Growth Fund                                                    ACBGX

MegaTrends Fund                                                       MEGAX

Eastern European Fund                                                 EUROX

Global Emerging Markets Fund                                          GEMFX



[USGI Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1*800*US*FUNDS
Fax 1*210*308*1217
www.usfunds.com

 U.S. GLOBAL ACCOLADE FUNDS

DEAR SHAREHOLDER:

We have just ended another outstanding year for the U.S. Global Accolade Funds. Thank you for your continuing confidence in the active management and team-oriented processes that we use every day while working to grow your investment.
                                                         [PHOTO]

The superior performance of our funds is in good part due to being in the right asset class at the right time. Commodities and emerging markets have been among the strongest sectors. The passion we bring to the investing process is also a key factor, as are our values of a focused work ethic and a curiosity to learn and improve.

We all know that past performance is no guarantee of future results, but we retain strong belief in our approach to investing that has enabled us to outperform most of our peers. We also believe in the importance of mean reversion, and for investors to rebalance their holdings every year to take advantage of rotation among the different assets classes.

The past year has been turbulent at times for global markets, with dramatic moves both up and down. We continue to believe that we are in the middle stage of a secular bull market for commodities that will be accompanied by periods of great volatility. We strive to manage that volatility with quantitative models that guide our investment decisions.

Those models help us deal with short-term downturns seen this year, such as the Reuters/Jefferies CRB Index's biggest three-month drop in the past 10 years and the collapse of the heavily leveraged Amaranth Advisors hedge fund when natural gas prices fell abruptly. We don't use any form of margin debt to leverage exposure to any asset class. In fact, we have navigated these turbulent periods in part by raising the defensive cash position in our natural resources funds.

Rapid growth in emerging markets around the world is the key driver behind this commodities bull market.

Of course, the BRIC countries - Brazil, Russia, India and China - are getting most of the attention among the emerging nations. This stands to reason, given that these countries have a combined population exceeding 2.6 billion, or 41 percent of the world's total. The economies in China and India are growing at 8 to 10 percent

 U.S. GLOBAL ACCOLADE FUNDS

annually, and in Russia the growth rate is around 6 percent. These rates dwarf those of the developed world.

But there are many other populous countries that are also doing well. Turkey's GDP grew 7.4 percent last year and is expected to expand 5 percent this year and in 2007, according to the International Monetary Fund. The growth rates in Poland, South Korea, Thailand and Mexico are also in the 4 percent to 5 percent range.

Such growth is typically marked by greater investment in roads, airports, seaports and power plants. This infrastructure requires massive expenditures on steel, cement and other commodities that can last for decades.

And once that infrastructure is in place, it often fuels long-term creation of jobs and higher disposable incomes, which in turn lead to increased consumption of commodity-based conveniences like household appliances and automobiles.

The Eastern European Fund (EUROX) continued to perform well against its peers during the past year, though not without some rough patches. Stock markets in Russia and Turkey, where EUROX had sizable investments, dropped precipitously in May and June in the face of slowing domestic growth and rising global interest rates, which sparked fears that U.S. consumers would cut back spending. When those fears ebbed, the fund regained much of that lost ground.

The Eastern European Fund carried a 5-star rating overall from Morningstar, as well as in the three-year and five-year periods ended September 30, 2006, out of 104, 104 and 85 Europe Stock funds, respectively. Ratings are based on risk-adjusted return and derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) time periods. Past performance does not guarantee future results.

The Eastern European Fund is ranked third among more than 7,300 domestic equity funds in total return for the five years ended September 30, 2006, according to Lipper. The fund ranked #201 of 209, #2 of 177 and #2 of 143 among emerging market funds for total return for the 1-, 3- and 5-year periods as of September 30, 2006.

Our Global Emerging Markets Fund (GEMFX) benefited from growth in Eastern Europe as well as China, Latin America and other emerging nations. The fund's holdings declined in May and June, but rebounded significantly when markets in several key nations rose to near or above the pre-correction levels. Not all of

 U.S. GLOBAL ACCOLADE FUNDS

the emerging countries represented in the fund bounced back strongly, which was a drag on performance.

Both the Eastern European Fund and the Global Emerging Markets Fund are subadvised by Charlemagne Capital (IOM) Ltd., based in the United Kingdom.

TOTAL ANNUALIZED RETURN AS OF 9/30/06

FUND/TICKER                       ONE-YEAR              THREE-YEAR            FIVE-YEAR           SINCE INCEPTION
Eastern European Fund (EUROX)      12.27%                 39.77%                44.05%                18.93%

Global Emerging Markets Fund       18.31%                     NA                    NA                21.06%
(GEMFX)

EUROX Inception Date 3/31/97
GEMFX Inception Date 2/24/05

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5. Please keep in mind that high double-digit and triple-digit returns are highly unusual and cannot be sustained. Recent returns were achieved during favorable market conditions, especially within the emerging market sector.

The MegaTrends Fund (MEGAX) seeks long-term performance by selecting undervalued stocks as measured by growth potential and balance sheet strength. The
MegaTrends Fund is subadvised by Leeb Capital Management, whose principal, Dr. Stephen Leeb, is a prominent author. The fund's managers work to identify dominant and emerging trends in the world economy and then make investment decisions to take advantage of those trends.

The MegaTrends Fund carried a 5-star rating from Morningstar for the three years ended September 30, 2006, and a 4-star rating for the overall, 5- and 10-year periods ended September 30, 2006. Morningstar ratings are among 1,393, 1,393, 1,092 and 415 Large Growth funds, respectively, for the overall, 3-, 5- and 10-year periods ended September 30, 2006. Ratings are based on risk-adjusted return and derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) time periods. Past performance does not guarantee future results.

The Holmes Growth Fund (ACBGX), which focuses primarily on small- and mid-cap stocks with strong growth potential, struggled for much of the year, as did the mid-cap sector as a whole. It did, however, finish its fiscal year with a strong October.

 U.S. GLOBAL ACCOLADE FUNDS

TOTAL ANNUALIZED RETURN AS OF 9/30/06

FUND/TICKER                       ONE-YEAR              THREE-YEAR            FIVE-YEAR              TEN-YEAR
MegaTrends Fund (MEGAX)            4.01%                  12.65%                6.96%                 6.45%

Holmes Growth Fund (ACBGX)         1.43%                  13.32%                6.70%                 7.38%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5. Please keep in mind that high double-digit and triple-digit returns are highly unusual and cannot be sustained. Recent returns were achieved during favorable market conditions, especially within the domestic equity sector.

We see a close correlation between commodities and emerging markets. We believe we are still in the middle stages of a secular bull market in commodities driven by rapid growth in China, India and other emerging markets. These countries are spending billions of dollars on highways, seaports and other infrastructure that require steel, cement and a wide array of other commodities to build.

We also see substantial short-term volatility as this secular bull market moves forward. Abrupt corrections in emerging markets like those of May and June are to be expected. We have discussed the reasons for volatility in a two-part report called "Anticipate Before You Participate" that's available on our website, www.usfunds.com.

U.S. Global Investors is committed to continuing its role as a reliable source of information and insight on global trends. I urge you to take a moment to visit our website to sign up for our free weekly Investor Alert if you haven't already done so. This valuable market update, compiled by our portfolio team, has grown to more than 30,000 subscribers.

In addition, the best-selling book "Asset Allocation" by Roger Gibson suggests that investors have up to a 25 percent exposure to hard assets through natural resources stocks and mutual funds, and to rebalance annually to capture opportunities and manage risk.

Thank you for your investment in the U.S. Global Accolade Funds, and my best wishes for a happy and profitable 2007.

Sincerely,

/s/ Frank Holmes

Frank Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully the fund's investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Distributed by U.S. Global Brokerage, Inc.

A program of regular investing doesn't assure a profit or protect against loss in a declining market. You should evaluate your ability to continue in such a program in view of the possibility that you may have to redeem fund shares in periods of declining share prices as well as in periods of rising prices. Diversification does not protect an investor from market risks and does not assure a profit. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Reuters/Jefferies CRB Index is an unweighted geometric average of commodity price levels relative to the base year average price.

 HOLMES GROWTH FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Holmes Growth Fund focuses on issues that have good growth prospects and strong positive earnings momentum. Our primary objective is long-term capital appreciation.

PERFORMANCE

 HOLMES GROWTH FUND

                        [Holmes Growth Fund Graph]


               Holmes Growth     S&P 500       S&P MidCap    Russell 2000
    Date           Fund           Index        400 Index       Index(R)

  10/31/96     $ 10,000.00    $ 10,000.00     $ 10,000.00    $ 10,000.00
  11/29/96       10,467.44      10,755.21       10,563.05      10,412.01
  12/31/96       10,467.44      10,542.16       10,574.62      10,684.90
  01/31/97       10,544.41      11,200.43       10,971.45      10,898.46
  02/28/97        9,614.89      11,288.36       10,881.40      10,634.19
  03/31/97        9,111.65      10,825.41       10,418.17      10,132.41
  04/30/97        9,265.58      11,471.09       10,688.17      10,160.64
  05/30/97       10,266.14      12,168.98       11,622.20      11,291.01
  06/30/97       10,917.40      12,713.84       11,948.59      11,774.92
  07/31/97       11,941.64      13,724.90       13,131.12      12,322.82
  08/29/97       12,125.18      12,956.58       13,115.14      12,604.80
  09/30/97       12,942.21      13,665.77       13,868.66      13,527.38
  10/31/97       11,651.54      13,209.88       13,265.72      12,933.13
  11/28/97       11,655.13      13,820.90       13,462.26      12,849.45
  12/31/97       11,547.14      14,058.08       13,984.45      13,074.40
  01/30/98       11,626.33      14,213.42       13,718.16      12,868.03
  02/27/98       12,497.40      15,237.96       14,854.28      13,819.56
  03/31/98       13,022.93      16,017.65       15,523.93      14,389.45
  04/30/98       13,153.11      16,178.72       15,807.14      14,469.10
  05/29/98       12,449.00      15,901.01       15,096.48      13,689.85
  06/30/98       13,341.84      16,546.43       15,191.48      13,718.64
  07/31/98       12,964.38      16,370.68       14,603.15      12,608.04
  08/31/98       11,004.48      14,006.26       11,887.03      10,159.85
  09/30/98       11,846.51      14,903.55       12,996.48      10,954.93
  10/30/98       11,744.89      16,114.74       14,156.53      11,401.75
  11/30/98       12,848.24      17,091.03       14,863.02      11,999.08
  12/31/98       14,681.35      18,075.25       16,657.40      12,741.56
  01/29/99       15,732.16      18,830.81       16,009.16      12,910.91
  02/26/99       14,261.03      18,245.65       15,171.22      11,865.17
  03/31/99       15,537.01      18,975.45       15,595.04      12,050.42
  04/30/99       15,446.94      19,710.26       16,824.53      13,130.24
  05/28/99       15,311.84      19,245.49       16,897.62      13,322.05
  06/30/99       16,722.93      20,312.71       17,801.85      13,924.45
  07/30/99       16,482.74      19,679.07       17,423.90      13,542.41
  08/31/99       17,143.26      19,581.64       16,826.80      13,041.18
  09/30/99       17,458.50      19,045.50       16,307.98      13,044.02
  10/29/99       18,892.11      20,250.19       17,138.39      13,096.86
  11/30/99       21,053.78      20,661.81       18,037.86      13,878.89
  12/31/99       26,638.67      21,877.99       19,108.99      15,449.98
  01/31/00       27,053.82      20,778.92       18,571.13      15,201.85
  02/29/00       36,135.19      20,385.99       19,870.06      17,712.21
  03/31/00       34,310.27      22,379.04       21,532.15      16,544.44
  04/28/00       30,738.26      21,705.99       20,779.96      15,548.85
  05/31/00       26,880.84      21,261.76       20,520.43      14,642.64
  06/30/00       28,195.48      21,786.02       20,822.21      15,919.10
  07/31/00       25,687.29      21,445.72       21,151.42      15,406.95
  08/31/00       29,285.24      22,777.05       23,511.66      16,582.48
  09/29/00       27,079.77      21,574.88       23,350.73      16,095.09
  10/31/00       25,090.52      21,483.37       22,558.43      15,376.66
  11/30/00       21,738.67      19,790.87       20,856.82      13,798.21
  12/29/00       22,050.38      19,887.96       22,452.02      14,983.23
  01/31/01       21,426.96      20,593.14       22,951.63      15,763.28
  02/28/01       18,517.70      18,716.63       21,642.56      14,729.01
  03/30/01       16,889.90      17,531.58       20,034.54      14,008.52
  04/30/01       17,051.52      18,892.88       22,243.87      15,104.40
  05/31/01       16,947.62      19,019.63       22,761.74      15,475.68
  06/30/01       16,497.38      18,556.88       22,669.88      16,010.06
  07/31/01       15,977.86      18,374.13       22,332.01      15,143.40
  08/31/01       15,492.99      17,225.03       21,601.95      14,654.27
  09/30/01       14,823.39      15,834.18       18,915.64      12,681.68
  10/31/01       14,915.75      16,136.30       19,752.34      13,423.76
  11/30/01       15,377.54      17,373.75       21,221.35      14,463.01
  12/31/01       16,035.59      17,526.04       22,317.32      15,355.69
  01/31/02       16,093.31      17,270.42       22,201.32      15,196.00
  02/28/02       15,885.51      16,937.28       22,228.39      14,779.56
  03/31/02       16,474.29      17,574.28       23,817.11      15,966.91
  04/30/02       17,051.52      16,509.18       23,705.72      16,112.37
  05/31/02       16,762.90      16,387.56       23,305.10      15,396.98
  06/30/02       15,643.07      15,220.13       21,599.16      14,633.29
  07/31/02       13,703.56      14,033.79       19,506.20      12,423.66
  08/31/02       13,149.41      14,125.93       19,603.73      12,392.60
  09/30/02       13,022.42      12,590.72       18,027.59      11,502.81
  10/31/02       13,380.31      13,698.92       18,808.19      11,872.05
  11/30/02       14,373.15      14,505.22       19,895.30      12,931.04
  12/31/02       12,906.97      13,653.07       19,077.61      12,210.78
  01/31/03       13,160.96      13,295.41       18,520.54      11,872.54
  02/28/03       13,022.42      13,095.93       18,079.75      11,513.99
  03/31/03       12,433.64      13,223.08       18,231.62      11,662.52
  04/30/03       12,595.27      14,312.26       19,553.41      12,768.13
 5/31/2003       13,241.77      15,066.33       21,172.44      14,138.15
 6/30/2003       13,299.49      15,258.53       21,443.44      14,394.05
 7/31/2003       13,680.47      15,527.56       22,204.68      15,295.12
 8/31/2003       14,199.98      15,830.39       23,210.56      15,995.63
 9/30/2003       14,084.53      15,662.27       22,855.44      15,699.72
10/31/2003       15,643.07      16,548.29       24,583.31      17,018.49
11/30/2003       15,816.24      16,693.88       25,439.49      17,622.39
12/31/2003       15,712.34      17,569.39       25,868.40      17,979.99
 1/31/2004       16,162.58      17,891.87       26,428.71      18,761.13
 2/29/2004       16,185.67      18,140.55       27,063.45      18,929.28
 3/31/2004       16,208.76      17,866.89       27,178.01      19,105.67
 4/30/2004       15,839.33      17,586.41       26,286.55      18,131.60
 5/31/2004       16,104.86      17,827.75       26,831.12      18,420.15
 6/30/2004       16,589.73      18,174.41       27,441.26      19,195.91
 7/31/2004       15,723.88      17,572.89       26,161.27      17,903.41
 8/31/2004       15,423.72      17,643.97       26,092.23      17,811.35
 9/30/2004       16,278.03      17,835.08       26,864.87      18,647.56
10/31/2004       16,601.28      18,107.95       27,294.71      19,014.92
11/30/2004       17,825.02      18,839.51       28,918.74      20,664.23
12/31/2004       18,309.89      19,480.06       30,130.44      21,275.90
 1/31/2005       17,801.93      19,004.74       29,362.11      20,388.20
 2/28/2005       18,379.16      19,403.84       30,345.74      20,733.54
 3/31/2005       17,871.20      19,060.40       30,011.94      20,140.00
 4/30/2005       16,993.80      18,698.25       28,844.47      18,986.60
 5/31/2005       17,813.47      19,292.85       30,580.57      20,229.29
 6/30/2005       18,425.34      19,319.86       31,289.39      21,009.58
 7/31/2005       19,475.91      20,038.56       32,932.43      22,340.62
 8/31/2005       19,706.80      19,856.21       32,565.13      21,926.40
 9/30/2005       20,214.77      20,017.05       32,815.33      21,995.20
10/31/2005       19,118.02      19,682.76       32,109.84      21,312.28
11/30/2005       19,845.34      20,426.77       33,680.01      22,346.86
12/31/2005       20,087.78      20,432.90       33,912.40      22,244.76
 1/31/2006       21,888.75      20,974.37       35,909.84      24,239.49
 2/28/2006       21,461.60      21,031.00       35,608.20      24,172.73
 3/31/2006       22,350.54      21,291.78       36,498.40      25,345.50
 4/30/2006       22,777.69      21,577.09       37,011.64      25,341.39
 5/31/2006       21,565.50      20,955.67       35,343.42      23,918.19
 6/30/2006       21,415.42      20,985.01       35,350.10      24,072.03
 7/31/2006       20,641.92      21,115.12       34,342.23      23,288.73
 8/31/2006       20,653.47      21,617.66       34,733.83      23,978.22
 9/30/2006       20,503.39      22,175.39       34,967.42      24,177.86
10/31/2006       21,172.98      22,898.31       36,420.56      25,569.97

                                                        For the Years Ended
 AVERAGE ANNUAL PERFORMANCE                                October 31, 2006

                                           One Year   Five Year   Ten Year
  Holmes Growth Fund                        10.75%      7.25%       7.79%
  ------------------------------------------------------------------------
  S&P 500 Index                             16.34%      7.25%       8.63%
  ------------------------------------------------------------------------
  S&P MidCap 400 Index                      13.42%     13.01%      13.79%
  ------------------------------------------------------------------------
  Russell 2000 Index(R)                     19.98%     13.75%       9.84%

     Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing in small-and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks.
     The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
     The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Russell 2000 Index(R) is a U.S. equity index measuring the performance of the 2,000 smallest companies in the Russell 3000(R), a widely recognized small-cap index. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 HOLMES GROWTH FUND

YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Strong global economic growth was the dominant theme in the equity markets in late 2005 and early 2006. Over the past six months or so. U.S. economic growth has slowed sharply to only 1.6 percent in the third quarter.

Sector performance was mixed. Cyclical stocks generally outperformed, as did utilities and telecommunication stocks. The stock market climbed steadily higher until correcting sharply in mid-May, finally bottoming in mid-July before resuming an upward trend.

Oil prices averaged $66 a barrel during the year but finished below $60, which was about where it started in late 2005. High energy prices were a national focus earlier in the year when gasoline prices approached $3.00 a gallon as refiners retooled for the summer driving season and new regulations for diesel and gasoline went into effect.

The Federal Reserve tightened monetary policy through June 2006 before going into a holding pattern. Over the past year, the federal funds rate was increased six times to 5.25 percent to remove excessive stimulus and ease rising inflation expectations.

The 10-year U.S.  Treasury note yield  followed a similar path,  rising from the
4.60 percent area a year ago to about 5.25 percent in late June before falling back to the 4.60 percent level at the end of October. Inflation expectations were the primary driver of this rollercoaster action in yields. Higher commodity prices and monetary policy uncertainty were also drivers, as Fed Chairman Alan Greenspan retired and Ben Bernanke took over the top post in February 2006.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned 10.75 percent for the 12-month period, compared to a total return of 13.42 percent for the S&P MidCap 400 Index and 16.34 percent for the S&P 500 Index.

The fund's overweighting in the energy and materials sectors, which underperformed the S&P MidCap 400 Index, hurt relative performance. These two sectors underperformed even though they exhibited relatively strong cash flow and earnings. For example, the S&P MidCap 400 technology sector returned 19.9 percent over the year, while the S&P MidCap 400 energy sector returned 5.9 percent. Over the past six months, earnings

 HOLMES GROWTH FUND

revisions for 2006 and 2007 for the S&P MidCap 400 energy sector were 3.9 percent and 3.5 percent, respectively, compared to a -2.8 percent and - 3.1 percent for the S&P MidCap 400 technology sector.

The recent underperformance may have been influenced by the Amaranth Hedge Fund(1) implosion, which negatively impacted the energy and materials sector in September and October 2006. During that time the broad market rallied sharply as the energy sector lagged.

            [Reuters/Jefferies CRB Index - 60 Day Oscillator graph]

STRENGTHS

* In the mid-cap universe, industrials, technology and telecommunications were the best-performing sectors of the market.

* Semiconductor equipment makers, consumer electronic retailers and household products were among the top performing industry groups.

* Fund holdings that exhibited strong price performance were Plexus Corp.,(1) Illumina, Inc.(2) and Knot, Inc.(3)

WEAKNESSES

* Consumer discretion, energy and healthcare were the worst performing sectors.

* Homebuilders, managed care and independent power producers were among the worst performing industry groups.

 HOLMES GROWTH FUND

*    The  fund  was  underweight  the  outperforming   industrials   sector  and
     overweight the underperforming energy, materials and healthcare sectors during the period.

      SECTOR WEIGHTINGS--HOLMES GROWTH FUND AND S&P MIDCAP 400 INDEX
                        (AT OCTOBER 31, 2006 IN %)
  -------------------------------------------------------------------
                           HOLMES GROWTH   S&P MIDCAP 400      OVER
                               FUND             INDEX        (UNDER)
  SECTORS                    % WEIGHTS        % WEIGHTS      % WEIGHT
  -------------------------------------------------------------------
  Healthcare                   15.7             10.5           5.2
  -------------------------------------------------------------------
  Technology                   15.3             15.7          (0.4)
  -------------------------------------------------------------------
  Financial Services           14.2             18.0          (3.8)
  -------------------------------------------------------------------
  Consumer Discretion          13.3             14.9          (1.6)
  -------------------------------------------------------------------
  Energy                       10.2              8.5           1.7
  -------------------------------------------------------------------
  Materials                     9.2              5.4           3.8
  -------------------------------------------------------------------
  Industrials                   5.0             15.7          (10.7)
  -------------------------------------------------------------------
  Other                         8.5             11.3          (2.8)
  -------------------------------------------------------------------
  Cash Equivalent               8.6              0.0           8.6
  ===================================================================
                    TOTAL      100.0            100.0          0.0
  ===================================================================

From a top-down perspective we believed a synchronized global economic slowdown was in the works, and that the hardest-hit sectors would be cyclical stocks like classic industrials, technology and consumer discretion. Based on that belief, the fund generally underweighted the industrial and consumer discretion sectors over the past year, which negatively impacted relative performance. During the first six months of the period, we believed that rising short-term interest rates would dampen price appreciation in the financial sector. The fund has maintained an underweight position in that sector for most of the past year, but opportunities in brokerage and asset management-related companies did arise.

The stock market on the whole corrected sharply beginning in mid-May. Large capitalization stocks recovered fairly quickly and by September were making new highs, but small- and mid-cap indices had not fully recovered as of October 31, 2006.

 HOLMES GROWTH FUND

AVERAGE FUND METRICS, QUARTER ENDING 10-31-06
 -------------------------------------------------------------------------------
                                                                      AVERAGE
                                           RETURN ON    P/E TO        MARKET
                        REVENUE  EARNINGS  EQUITY -     GROWTH      CAPITALIZA-
                        GROWTH    GROWTH      ROE     RATIO - PEG      TION
 -------------------------------------------------------------------------------
 Fund holdings            50%      150%      19.2%       1.1x      $10.7 Billion
 -------------------------------------------------------------------------------
 S&P MidCap 400 Index     13%       17%      16.7%       1.3x       $4.0 Billion
 -------------------------------------------------------------------------------

At October 31, 2006, the average revenue growth in the last quarter for the stocks in the fund was 50 percent, compared to 13 percent for the stocks in the S&P MidCap 400 Index. The high relative growth also applies to earnings of the stocks in the fund, which on average grew 150 percent year- over-year in the latest quarter, as compared to 17 percent for the index. The fund's holdings also exhibited stronger return on equity, which demonstrated the quality companies that we invested in. Despite these higher growth rates, the price-to-projected-earnings-per-share growth rate (PEG ratio) for the fund was 1.1x, lower than the 1.3x for the index.

The fund relies on an active model-driven stock selection process focused on earnings and revenue growth that resulted in portfolio turnover of 290 percent for the year ended October 31, 2006. This turnover rate is similar to historical turnover levels from the previous five years.

CURRENT OUTLOOK

OPPORTUNITIES

* The Fed appears more likely to cut interest rates than raise them in 2007, which could be a catalyst for the whole market.

* The long-term supply/demand fundamentals for the energy and commodities sectors remain positive.

* A global infrastructure build-out is under way in the U.S. and emerging markets, which should benefit construction and engineering firms.

THREATS

* The economic expansion appears to be at an advanced stage. The economy has already passed peak profitability in this cycle, which is a threat to stock market valuations.

* The market is pricing in a soft landing for the economy, which may be too optimistic.

* Large pharmaceuticals and drug distributors will likely face increased pricing pressure from a Democratic-led Congress.

(1) The fund did not hold this security as of 10/31/06.
(2) This security comprised 1.42% of the fund's total net assets as of 10/31/06.
(3) This security comprised 0.97% of the fund's total net assets as of 10/31/06.

 HOLMES GROWTH FUND

 PORTFOLIO ALLOCATION
 BASED ON TOTAL INVESTMENTS                                October 31, 2006

                        [Holmes Growth Fund Pie Chart]


Cash Equivalent        8.6%
Health Care           15.7%
Technology            15.3%
Financial Services    14.2%
Consumer Discretion   13.3%
Energy                10.2%
Materials              9.2%
Industrials            5.0%
Other                  8.5%

 HOLMES GROWTH FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS         October 31, 2006

   CI FINANCIAL INCOME FUND                                        2.16%
     FINANCIAL SERVICES
    --------------------------------------------------------------------
   SCHLUMBERGER LTD.                                               2.03%
     OIL & GAS EXTRACTION & SERVICES
    --------------------------------------------------------------------
   AKAMAI TECHNOLOGIES, INC.                                       1.89%
     COMPUTER SOFTWARE & HARDWARE
    --------------------------------------------------------------------
   GYMBOREE CORP.                                                  1.87%
     APPAREL
    --------------------------------------------------------------------
   ANNTAYLOR STORES CORP.                                          1.77%
     RETAIL
    --------------------------------------------------------------------
   GMP CAPITAL TRUST                                               1.72%
     FINANCIAL SERVICES
    --------------------------------------------------------------------
   NORTHERN ORION RESOURCES, INC.                                  1.61%
     METAL & MINERAL MINING
    --------------------------------------------------------------------
   AVALONBAY COMMUNITIES, INC.                                     1.58%
     REITS
    --------------------------------------------------------------------
   AMERICAN EAGLE OUTFITTERS, INC.                                 1.48%
     RETAIL
    --------------------------------------------------------------------
   OM GROUP, INC.                                                  1.47%
     CHEMICALS

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                                October 31, 2006

                                                              PERCENTAGE OF
COUNTRY                                         VALUE       TOTAL INVESTMENTS
Holmes Growth Fund
=============================================================================
United States                                $50,576,139           81.46%
Canada                                         6,614,780           10.66%
Bermuda                                        1,732,525            2.79%
Netherland Antilles                            1,261,600            2.03%
Other Foreign                                  1,899,450            3.06%
=============================================================================
TOTAL INVESTMENTS                            $62,084,494          100.00%
=============================================================================

*Country distribution shown is based on domicile and the locale of company operations may be different.

 MEGATRENDS FUND

FUND MANAGER'S PERSPECTIVE

A Message from Dr. Stephen Leeb

INTRODUCTION

MegaTrends Fund's primary benchmark is the S&P 500 Index, and its secondary benchmark is the Russell 1000 Growth Index. The fund's philosophy is based on the belief that long-term results are best achieved by selecting stocks that, through a combination of growth potential and balance sheet strength, have an investment value that is not reflected in current prices. The fund's portfolio is focused and contained fewer than 40 securities at year-end. The fund's management believes that the majority of dominant companies in rapidly growing industries with sustainable growth rates are in the large-cap category.

Our top-down macroeconomic overlay concentrates fundamental analytical efforts into outperforming economic sectors and focuses the portfolio construction process. At year-end, the fund was diversified among several industry groups: healthcare, energy, financials, industrials, technology, utilities, materials and consumer staples. Within these sectors we invested in growth at reasonable prices by selecting stocks whose projected earnings growth relative to their P/Es is substantially higher than that of the S&P 500 Index.

PERFORMANCE

 MEGATRENDS FUND

                          [MegaTrends Fund Graph]

                   MegaTrends       S&P 500      Russell 1000
    Date              Fund           Index      Growth Index(R)

  10/31/96        $ 10,000.00     $ 10,000.00    $ 10,000.00
  11/29/96          10,429.65       10,755.21      10,750.49
  12/31/96          10,303.29       10,542.16      10,540.06
  01/31/97          10,843.76       11,200.43      11,279.39
  02/28/97          10,620.71       11,288.36      11,203.26
  03/31/97          10,389.07       10,825.41      10,597.05
  04/30/97          10,552.07       11,471.09      11,300.51
  05/30/97          11,272.70       12,168.98      12,115.98
  06/30/97          11,539.51       12,713.84      12,601.04
  07/31/97          12,328.83       13,724.90      13,715.42
  08/29/97          11,925.59       12,956.58      12,912.71
  09/30/97          12,569.06       13,665.77      13,548.03
  10/31/97          11,925.59       13,209.88      13,047.43
  11/28/97          11,968.49       13,820.90      13,601.44
  12/31/97          11,909.29       14,058.08      13,753.68
  01/30/98          11,959.50       14,213.42      14,165.01
  02/27/98          12,622.24       15,237.96      15,230.77
  03/31/98          13,164.48       16,017.65      15,837.78
  04/30/98          13,375.35       16,178.72      16,057.00
  05/29/98          12,833.11       15,901.01      15,601.43
  06/30/98          12,853.19       16,546.43      16,556.79
  07/31/98          11,969.54       16,370.68      16,447.19
  08/31/98          10,202.22       14,006.26      13,978.87
  09/30/98          10,804.72       14,903.55      15,052.61
  10/30/98          11,397.17       16,114.74      16,262.65
  11/30/98          11,818.91       17,091.03      17,499.40
  12/31/98          12,180.61       18,075.25      19,077.31
  01/29/99          12,419.68       18,830.81      20,197.69
  02/26/99          11,965.45       18,245.65      19,275.00
  03/31/99          12,539.22       18,975.45      20,290.15
  04/30/99          12,945.64       19,710.26      20,316.06
  05/28/99          12,718.52       19,245.49      19,691.51
  06/30/99          13,208.61       20,312.71      21,070.94
  07/30/99          13,160.80       19,679.07      20,401.35
  08/31/99          13,220.57       19,581.64      20,734.55
  09/30/99          12,670.70       19,045.50      20,298.92
  10/29/99          12,861.96       20,250.19      21,832.20
  11/30/99          13,124.94       20,661.81      23,009.96
  12/31/99          14,280.14       21,877.99      25,403.34
  01/31/00          13,566.13       20,778.92      24,212.03
  02/29/00          13,685.13       20,385.99      25,395.77
  03/31/00          15,311.48       22,379.04      27,213.23
  04/28/00          15,258.59       21,705.99      25,918.29
  05/31/00          15,575.93       21,261.76      24,613.39
  06/30/00          14,967.70       21,786.02      26,478.67
  07/31/00          15,404.04       21,445.72      25,374.65
  08/31/00          16,607.27       22,777.05      27,672.38
  09/29/00          16,329.60       21,574.88      25,054.60
  10/31/00          16,356.05       21,483.37      23,869.26
  11/30/00          15,506.33       19,790.87      20,350.73
  12/29/00          16,666.37       19,887.96      19,706.65
  01/31/01          17,209.68       20,593.14      21,068.15
  02/28/01          16,578.26       18,716.63      17,633.31
  03/30/01          15,697.22       17,531.58      15,587.88
  04/30/01          17,121.57       18,892.88      17,559.59
  05/31/01          17,224.36       19,019.63      17,300.91
  06/30/01          16,475.47       18,556.88      16,900.36
  07/31/01          15,550.38       18,374.13      16,477.88
  08/31/01          14,111.35       17,225.03      15,130.73
  09/30/01          12,716.36       15,834.18      13,619.77
  10/31/01          13,509.30       16,136.30      14,334.39
  11/30/01          13,920.45       17,373.75      15,711.44
  12/31/01          14,551.87       17,526.04      15,681.94
  01/31/02          13,408.05       17,270.42      15,404.94
  02/28/02          12,931.46       16,937.28      14,765.65
  03/31/02          14,122.94       17,574.28      15,276.20
  04/30/02          13,678.12       16,509.18      14,029.49
  05/31/02          13,487.48       16,387.56      13,690.31
  06/30/02          12,010.06       15,220.13      12,423.67
  07/31/02          10,230.79       14,033.79      11,740.93
  08/31/02          10,802.70       14,125.93      11,776.00
  09/30/02           9,944.84       12,590.72      10,554.40
  10/31/02          10,516.74       13,698.92      11,522.52
  11/30/02          10,627.95       14,505.22      12,148.27
  12/31/02          10,164.98       13,653.07      11,309.28
  01/31/03          10,356.77       13,295.41      11,034.67
  02/28/03          10,356.77       13,095.93      10,984.06
  03/31/03          10,101.05       13,223.08      11,188.52
  04/30/03          10,644.46       14,312.26      12,015.94
 5/31/2003          11,651.37       15,066.33      12,615.54
 6/30/2003          11,875.13       15,258.53      12,789.63
 7/31/2003          12,082.90       15,527.56      13,108.09
 8/31/2003          12,802.12       15,830.39      13,434.48
 9/30/2003          12,450.50       15,662.27      13,290.73
10/31/2003          13,185.71       16,548.29      14,037.67
11/30/2003          13,697.15       16,693.88      14,184.35
12/31/2003          14,658.27       17,569.39      14,675.03
 1/31/2004          14,431.52       17,891.87      14,974.78
 2/29/2004          14,949.82       18,140.55      15,070.05
 3/31/2004          14,901.23       17,866.89      14,790.23
 4/30/2004          14,447.71       17,586.41      14,618.43
 5/31/2004          14,577.29       17,827.75      14,890.33
 6/30/2004          14,852.64       18,174.41      15,076.46
 7/31/2004          14,528.70       17,572.89      14,224.64
 8/31/2004          14,561.09       17,643.97      14,154.94
 9/30/2004          14,917.43       17,835.08      14,289.41
10/31/2004          14,901.23       18,107.95      14,512.33
11/30/2004          15,370.94       18,839.51      15,011.55
12/31/2004          15,840.65       19,480.06      15,600.01
 1/31/2005          15,451.93       19,004.74      15,080.53
 2/28/2005          15,954.03       19,403.84      15,241.89
 3/31/2005          15,435.73       19,060.40      14,964.48
 4/30/2005          15,208.97       18,698.25      14,680.16
 5/31/2005          15,581.50       19,292.85      15,390.68
 6/30/2005          15,937.84       19,319.86      15,333.73
 7/31/2005          16,488.53       20,038.56      16,083.55
 8/31/2005          16,844.87       19,856.21      15,876.08
 9/30/2005          17,120.22       20,017.05      15,949.11
10/31/2005          16,682.90       19,682.76      15,794.40
11/30/2005          17,557.53       20,426.77      16,475.14
12/31/2005          17,723.02       20,432.90      16,424.06
 1/31/2006          18,272.70       20,974.37      16,713.13
 2/28/2006          17,706.37       21,031.00      16,686.39
 3/31/2006          17,972.88       21,291.78      16,933.35
 4/30/2006          18,206.07       21,577.09      16,909.64
 5/31/2006          17,706.37       20,955.67      16,336.40
 6/30/2006          17,706.37       20,985.01      16,272.69
 7/31/2006          17,606.42       21,115.12      15,961.88
 8/31/2006          17,822.96       21,617.66      16,459.89
 9/30/2006          17,806.31       22,175.39      16,912.54
10/31/2006          18,439.27       22,898.31      17,507.86

 MEGATRANDS FUND

                                                        For the Years Ended
 AVERAGE ANNUAL PERFORMANCE                                October 31, 2006

                                           One Year   Five Year   Ten Year
  MegaTrends Fund                           10.53%      6.42%      6.31%
  ------------------------------------------------------------------------
  S&P 500 Index                             16.34%      7.25%      8.63%
  ------------------------------------------------------------------------
  Russell 1000 Growth Index(R)              10.84%      4.07%      5.75%

     Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Russell 1000 Growth Index(R) includes those common stocks of the Russell 1000 Index(R) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index(R) is an index of common stocks of the 1,000 largest U.S. companies measured by total market capitalization. The returns for the indexes reflect no deduction for fees, expenses or taxes.

YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The 2006 fiscal year was marked by slowing growth at home and rising geopolitical tensions abroad. Sectarian violence increased in Iraq, an Israeli - Hezbollah war threatened to blossom into a wider conflict, North Korea tested a nuclear weapon and Iran pressed ahead with its own nuclear program in defiance of the world. Ultimately, however, stocks danced to oil's tune during the past year.

Rising crude prices led to the April-July decline of more than 7 percent for blue-chip shares. Oil's advance later got ahead of itself and the market's mid-summer bottom coincided with the top in energy prices. As oil prices eased, share prices rallied, with the S&P 500 Index staging a remarkable 14 percent advance.

The fund's performance during the period was in line with its secondary benchmark, Russell 1000 Growth Index, which was up almost 11 percent during the period. The MegaTrends Fund, however, underperformed the S&P 500 Index. The relatively small weighting in consumer discretionary shares and the absence of positions in telecommunication stocks were among the reasons the fund underperformed the S&P 500 Index.

INVESTMENT HIGHLIGHTS

By most historic measures, stocks were cheap, especially on a free cash flow basis, which is why we stayed fully invested over the past year. We continued to focus on the key principles for selecting investments and/or stocks sales. We focus on the fastest-growing groups and diversify among them. The areas that we expected to grow more rapidly than the overall

 MEGATRENDS FUND

economy were energy, financial services, technology/defense and selected consumer staples. We were overweighted in most of these areas. Second, we like dominant players - the companies that are the leaders within their markets, or, like the energy service companies and producers, are immune to competitive pressures. Third, we concentrate on selecting high-quality companies - those with investment-grade level debt rating.

The latter group tends to underperform the market when investors shrug off risk concerns and concentrate on most leveraged investments - as happened over the past year. This group, which includes Berkshire Hathaway, Inc. (BRK/B),(1) General Electric Co. (GE),(2) Johnson & Johnson (JNJ),(3) Microsoft Corp.
(MSFT),(4) Novartis AG (NVS),(5) Toyota Motors Corp.(TM)(6) and United Parcel Service, Inc. (UPS),(7) as a whole lagged the S&P 500. Current valuations for these stocks should work in their favor, as will their AAA debt rating. We continue to view these companies as attractive, since they are both safer investments and undervalued relative to the overall market.

Our above-average exposure to energy hurt the fund's overall performance during the year. We reduced our exposure to integrated oil and exploration and production companies while increasing our exposure to the fastest growing and most attractively valued sub-sector - oil service companies. These stocks traded at a large discount to the overall market, whereas historically they have traded at a premium. Companies such as Schlumberger Ltd. (SLB),(8) Baker Hughes, Inc.
(BHI)(9) and Halliburton Co. (HAL)(10) present real bargains, and we expect these stocks to trade more in line with historical valuations over the coming year.

We maintained our position in two major utilities, Exelon Corp. (EXC)(11) and FPL Group, Inc. (FPL),(12) which we consider major alternative energy plays (nuclear and wind power, respectively) and which, in our calculation, have better growth prospects than the market expects. Among our other alternative energy stocks were Air Products & Chemicals, Inc. (APD)(13) and Toyota Motor Corp. (TM).(6) All four of these stocks were among the top performers for the portfolio, supporting our belief in the growing importance of alternative energy for the U.S. economy.

In the healthcare area, Alcon, Inc. (ACL),(14) Amgen, Inc. (AMGN)(15) and Eli Lilly & Co. (LLY)(16) are all leaders in their fields. We sold our position in managed care provider UnitedHealth Group, Inc. (UNH)(17) because we expect the environment to become less favorable to health insurance providers.

Our Internet investments negatively influenced portfolio performance this year. While we sold our positions in Yahoo! Inc. (YHOO)(17) and

 MEGATRENDS FUND

Amazon.com,  Inc.  (AMZN),(17)  we  maintained  our  position  in  Google,  Inc.
(GOOG)(18) and increased our position in eBay, Inc. (EBAY).(19) Yahoo's overall dependence on advertising revenues was the primary reason we lost confidence in its growth prospects. Google faces similar challenges, but we think that it has a better chance of coming up with new ways to make money from its franchise. We reduced our exposure to defense companies, and sold our positions in Electronic Arts, Inc. (ERTS)(17) and Texas Instruments, Inc. (TXN).(17) Finally, we bought a stake in Technology Select Sector SPDR(20) to increase our exposure to the companies that are true leaders in technology area.

CURRENT OUTLOOK

Long-term, we remain moderately bullish and we continue to concentrate our investment efforts on companies with good growth prospects, including the companies that are leveraged to growth in Asia. Overall, we are confident that investing in a portfolio of these attractively priced, rapidly growing companies should prove a good strategy in this challenging environment.

We view the current environment as constructive for stocks and in particular for the high-quality, blue-chip growth stocks that make up the MegaTrends portfolio. The valuations of our holdings in terms of their earnings and cash flow are quite reasonable. Moreover, the steep fall in energy prices in recent months should help spur growth. While the expansion rate for corporate profits has slowed in recent months, companies are generally in good shape and likely to enjoy solid top- and bottom-line growth in the months ahead. As we've indicated in the past, the prospects for stocks will depend largely on energy prices. Should crude oil prices remain where they are now or decline, stocks will have room to advance. On the other hand, if oil prices climb much from where they currently stand, stocks will likely stumble. The fund is well positioned to benefit from either scenario.

 (1) This security comprised 5.56% of the fund's total net assets as of 10/31/06.
 (2) This security comprised 4.32% of the fund's total net assets as of 10/31/06.
 (3) This security comprised 2.41% of the fund's total net assets as of 10/31/06.
 (4) This security comprised 3.19% of the fund's total net assets as of 10/31/06.
 (5) This security comprised 3.63% of the fund's total net assets as of 10/31/06.
 (6) This security comprised 2.83% of the fund's total net assets as of 10/31/06.
 (7) This security comprised 2.03% of the fund's total net assets as of 10/31/06.
 (8) This security comprised 5.25% of the fund's total net assets as of 10/31/06.
 (9) This security comprised 3.32% of the fund's total net assets as of 10/31/06.
(10) This security comprised 3.14% of the fund's total net assets as of 10/31/06.
(11) This security comprised 2.00% of the fund's total net assets as of 10/31/06.
(12) This security comprised 4.15% of the fund's total net assets as of 10/31/06.

 MEGATRENDS FUND

(13) This security comprised 1.88% of the fund's total net assets as of 10/31/06.
(14) This security comprised 2.11% of the fund's total net assets as of 10/31/06.
(15) This security comprised 2.22% of the fund's total net assets as of 10/31/06.
(16) This security comprised 1.97% of the fund's total net assets as of 10/31/06.
(17) The fund did not hold this security as of 10/31/06.
(18) This security comprised 2.16% of the fund's total net assets as of 10/31/06.
(19) This security comprised 2.97% of the fund's total net assets as of 10/31/06.
(20) This security comprised 2.68% of the fund's total net assets as of 10/31/06.

 PORTFOLIO ALLOCATION
 BASED ON TOTAL INVESTMENTS                                October 31, 2006

                        [MegaTrends Fund Pie Chart]

Energy                    22.1%
Financial Services        16.2%
Health Care               15.8%
Industrials               14.2%
Information Technology    11.1%
Consumer Staples           7.5%
Utilities                  6.2%
Materials                  3.9%
Other                      3.0%

 MEGATRENDS FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS         October 31, 2006

   BERKSHIRE HATHAWAY, INC.                                        5.59%
     HOLDING COMPANY
   ---------------------------------------------------------------------
   SCHLUMBERGER LTD.                                               5.28%
     OIL & GAS EXTRACTION & SERVICES
   ---------------------------------------------------------------------
   WELLS FARGO & CO.                                               4.75%
     FINANCIAL SERVICES
   ---------------------------------------------------------------------
   GENERAL ELECTRIC CO.                                            4.34%
     MANUFACTURING
   ---------------------------------------------------------------------
   FPL GROUP, INC.                                                 4.18%
     ENERGY
   ---------------------------------------------------------------------
   UBS AG                                                          3.74%
     FINANCIAL SERVICES
   ---------------------------------------------------------------------
   NOVARTIS AG                                                     3.65%
     PHARMACEUTICALS
   ---------------------------------------------------------------------
   BAKER HUGHES, INC.                                              3.34%
     OIL & GAS EXTRACTION & SERVICES
   ---------------------------------------------------------------------
   MICROSOFT CORP.                                                 3.21%
     COMPUTER SOFTWARE & HARDWARE
   ---------------------------------------------------------------------
   INTEL CORP.                                                     3.19%
     ELECTRONICS & COMPONENTS

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                                October 31, 2006

                                                               PERCENTAGE OF
COUNTRY                                         VALUE        TOTAL INVESTMENTS
MegaTrends Fund
===============================================================================
United States                                $13,637,257          80.36%
Switzerland                                    1,614,422           9.51%
Netherland Antilles                              895,736           5.28%
Japan                                            483,800           2.85%
Bermuda                                          339,680           2.00%
===============================================================================
TOTAL INVESTMENTS                            $16,970,895         100.00%
===============================================================================

*Country distribution shown is based on domicile and the locale of company operations may be different.

 EASTERN EUROPEAN FUND

FUND MANAGERS' PERSPECTIVE

A Message from Stefan Bottcher and Andrew Wiles

INTRODUCTION

The investment objective of the Eastern European Fund is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in or with significant business presence in emerging countries of Eastern Europe.(1) While the fund may invest in companies of any size, it will focus on companies that are under- researched, where the portfolio manager believes pricing inefficiencies can be exploited.

PERFORMANCE

 EASTERN EUROPEAN FUND

                       [Eastern European Fund Graph]

                                              MSCI Emerging  MSCI Emerging
                 Eastern         S&P 500      Markets Europe   Markets
    Date      European Fund       Index        10/40 Index   Europe Index

  03/31/97     $ 10,000.00     $ 10,000.00
  04/30/97       10,360.00       10,596.46
  05/30/97       10,440.00       11,241.13
  06/30/97       11,190.00       11,744.45
  07/31/97       11,950.00       12,678.42
  08/29/97       11,750.00       11,968.68
  09/30/97       12,480.00       12,623.79
  10/31/97       11,190.00       12,202.67
  11/28/97       10,190.00       12,767.09
  12/31/97       11,237.00       12,986.19
  01/30/98       10,272.11       13,129.69
  02/27/98       11,166.64       14,076.11
  03/31/98       11,508.38       14,796.35
  04/30/98       11,860.16       14,945.14
  05/29/98        9,960.53       14,688.61
  06/30/98        9,819.81       15,284.81
  07/31/98       10,453.02       15,122.47
  08/31/98        7,447.78       12,938.32
  09/30/98        7,266.86       13,767.20
  10/30/98        8,060.89       14,886.04
  11/30/98        8,070.94       15,787.88
  12/31/98        8,392.57       16,697.06     $ 10,000.00    $10,000.00
  01/29/99        8,663.95       17,395.01       10,704.44     10,713.82
  02/26/99        7,890.02       16,854.48       10,975.40     11,066.23
  03/31/99        8,261.91       17,528.62       11,393.53     11,697.60
  04/30/99        8,925.27       18,207.41       12,371.09     12,653.14
  05/28/99        9,126.29       17,778.07       12,694.70     13,077.46
  06/30/99        9,679.10       18,763.92       12,928.84     13,314.42
  07/30/99       10,050.98       18,178.59       13,883.36     14,248.38
  08/31/99        9,809.76       18,088.60       14,132.73     14,578.71
  09/30/99        8,462.93       17,593.33       14,249.20     14,261.78
  10/29/99        8,704.15       18,706.17       14,236.61     14,611.00
  11/30/99        9,025.78       19,086.41       15,106.69     15,395.65
  12/31/99       10,885.22       20,209.86       18,375.81     18,361.92
  01/31/00       11,387.76       19,194.58       17,825.02     19,104.42
  02/29/00       11,940.57       18,831.62       18,169.63     19,067.38
  03/31/00       13,217.04       20,672.70       18,380.25     18,863.61
  04/28/00       11,427.97       20,050.97       17,741.18     18,207.64
  05/31/00       10,633.94       19,640.61       17,063.37     17,105.02
  06/30/00        9,930.37       20,124.89       15,759.08     16,173.35
  07/31/00        9,980.63       19,810.54       15,501.55     15,963.86
  08/31/00       10,372.62       21,040.36       14,648.74     15,360.01
  09/29/00        9,267.01       19,929.86       13,910.59     14,276.28
  10/31/00        8,864.97       19,845.32       13,421.09     13,693.87
  11/30/00        7,759.36       18,281.87       10,674.34     11,838.78
  12/29/00        8,553.39       18,371.56       11,994.58     12,309.92
  01/31/01        9,256.96       19,022.97       12,592.03     12,573.16
  02/28/01        8,613.69       17,289.54       10,591.33     10,372.23
  03/30/01        8,442.83       16,194.85        9,807.97     10,065.80
  04/30/01        8,824.76       17,452.35       11,077.95     11,433.50
  05/31/01        9,297.16       17,569.43       10,754.94     11,396.99
  06/30/01        9,568.54       17,141.97       10,221.66     10,540.50
  07/31/01        9,166.50       16,973.16        9,166.89      9,542.89
  08/31/01        9,065.99       15,911.67        9,140.14      9,412.04
  09/30/01        8,372.47       14,626.87        7,653.31      7,852.52
  10/31/01        9,267.01       14,905.95        8,910.23      9,081.78
  11/30/01        9,839.91       16,049.05        9,954.12     10,369.67
  12/31/01       10,211.80       16,189.73       10,917.30     11,312.56
  01/31/02       11,066.13       15,953.60       11,896.42     12,098.89
  02/28/02       10,935.47       15,645.86       10,753.69     11,327.99
  03/31/02       11,920.47       16,234.29       11,892.46     12,256.06
  04/30/02       12,875.31       15,250.40       12,655.33     12,866.27
  05/31/02       13,066.28       15,138.05       12,441.95     12,510.57
  06/30/02       12,272.25       14,059.63       10,998.06     10,965.62
  07/31/02       11,518.43       12,963.76       10,229.68     10,332.08
  08/31/02       12,121.49       13,048.86       10,567.81     10,582.18
  09/30/02       11,970.72       11,630.71       10,217.56     10,165.15
  10/31/02       12,794.90       12,654.41       11,168.98     11,234.90
  11/30/02       13,779.90       13,399.24       12,042.55     12,417.51
  12/31/02       13,749.75       12,612.06       11,381.16     11,686.84
  01/31/03       13,317.55       12,281.68       11,071.82     11,481.23
  02/28/03       13,759.80       12,097.40       11,720.62     12,065.27
  03/31/03       13,247.20       12,214.85       10,872.35     11,210.42
  04/30/03       14,905.61       13,220.99       12,990.61     13,351.84
 5/31/2003       16,342.90       13,917.57       14,480.00     14,892.40
 6/30/2003       16,413.26       14,095.11       14,731.76     15,034.30
 7/31/2003       16,192.14       14,343.62       14,363.88     14,954.66
 8/31/2003       17,810.34       14,623.37       16,228.46     16,832.02
 9/30/2003       19,016.46       14,468.07       17,112.94     17,689.26
10/31/2003       19,539.11       15,286.53       17,058.96     17,884.40
11/30/2003       20,182.38       15,421.02       17,222.34     17,827.31
12/31/2003       22,185.29       16,229.77       19,277.27     20,089.01
 1/31/2004       23,764.65       16,527.67       19,927.86     20,675.97
 2/29/2004       26,001.20       16,757.39       21,581.58     22,329.60
 3/31/2004       27,803.16       16,504.59       23,599.80     24,308.45
 4/30/2004       25,174.42       16,245.50       20,717.08     21,371.35
 5/31/2004       24,888.23       16,468.43       20,042.27     20,507.90
 6/30/2004       25,450.01       16,788.66       20,458.00     21,050.87
 7/31/2004       24,803.43       16,233.01       19,996.33     20,512.53
 8/31/2004       26,033.00       16,298.67       21,168.81     21,667.21
 9/30/2004       28,354.35       16,475.20       22,851.67     23,454.77
10/31/2004       30,113.91       16,727.27       24,222.43     24,956.68
11/30/2004       31,619.07       17,403.05       24,742.99     25,550.90
12/31/2004       33,803.24       17,994.76       26,197.58     27,240.09
 1/31/2005       34,178.10       17,555.69       26,740.21     27,796.44
 2/28/2005       38,356.65       17,924.35       30,567.48     31,823.12
 3/31/2005       34,266.30       17,607.09       27,477.11     28,510.00
 4/30/2005       31,840.76       17,272.56       26,052.26     26,932.03
 5/31/2005       32,954.30       17,821.83       26,678.63     27,548.52
 6/30/2005       34,751.41       17,846.78       28,316.51     29,255.56
 7/31/2005       38,257.42       18,510.68       31,204.01     32,202.31
 8/31/2005       41,564.98       18,342.23       34,189.01     35,111.93
 9/30/2005       46,294.79       18,490.80       38,261.61     39,107.04
10/31/2005       42,590.32       18,182.01       35,090.45     35,096.21
11/30/2005       46,063.26       18,869.29       37,985.76     38,863.57
12/31/2005       47,589.45       18,874.95       39,424.28     40,324.27
 1/31/2006       55,131.47       19,375.13       45,197.37     45,821.21
 2/28/2006       56,637.47       19,427.45       47,409.56     48,082.90
 3/31/2006       55,047.14       19,668.35       46,223.89     46,605.15
 4/30/2006       60,456.67       19,931.90       51,027.57     51,566.15
 5/31/2006       50,914.69       19,357.86       44,207.74     44,651.07
 6/30/2006       49,601.46       19,384.96       44,399.64     44,706.34
 7/31/2006       52,565.26       19,505.15       46,962.21     47,816.60
 8/31/2006       54,023.06       19,969.37       47,973.50     48,417.04
 9/30/2006       51,974.91       20,484.58       45,350.50     46,545.34
10/31/2006       55,806.16       21,152.38       47,700.61     50,183.26

 EASTERN EUROPEAN FUND

                                                      For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                October 31, 2006

                                           One Year   Five Year   Inception
  Eastern European Fund
    (Inception 3/31/97)                     31.03%     43.17%      19.63%
  -------------------------------------------------------------------------
  S&P 500 Index                             16.34%      7.25%       8.13%
  -------------------------------------------------------------------------
  Morgan Stanley Capital International
    Emerging Markets Europe 10/40 Index
    (Net Total Return)                      42.99%     40.73%        n/a
  -------------------------------------------------------------------------
  Morgan Stanley Capital International
    Emerging Markets Europe Index           35.94%     39.85%        n/a

     Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Morgan Stanley Capital International Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia, and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents' weights in the parent index. The index commenced December 1998; it is not included in the graph as it had less than the full period of data. The previous benchmark was the Morgan Stanley Capital International Emerging Markets Europe Index, a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe. The index commenced December 1998; it is not included in the graph as it had less than the full period of data. Performance data for the previous benchmark is presented for comparison purposes. The returns for the indexes reflect no deduction for fees, expenses or taxes, except as noted above.

YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The fund underperformed the benchmark MSCI Emerging Markets Europe 10/40 Index for the period under review as shown by the above performance table. The majority of this underperformance was suffered during and in the month following the May/June correction in global emerging markets. In that period, investors avoided small- and mid-cap stocks in emerging markets in Europe and large-cap stocks strongly outperformed. This preference, which was most pronounced from mid-May until the end of July, persisted in a milder form until the end of August and caused the fund, which has a significant bias towards under-researched small- and mid-cap stocks, to underperform.

For the second consecutive year, key regional markets all appreciated over the reporting period. Russia was up 72.6 percent, Poland 61.5 percent, the Czech Republic 30.1 percent, Turkey 17.8 percent and Hungary 11.1 percent.

 EASTERN EUROPEAN FUND

The fund's exposure in Russia was 56.92 percent of net assets at October 31, 2006. We do not consider Russia and former Federation or Commonwealth states as a single entity and exposure is managed at an individual country level. Our Russian exposure is slightly above the MSCI Emerging Markets Europe 10/40 Index weight of 52.85 percent, and is a residual of a bottom-up stock selection process.

The period under review saw welcome growth in the number of companies and sectors available to investors in Eastern Europe. Investors began to branch out from their typical holdings in finance and commodities to explore new avenues of access to the region's growth. At the core of this change is the new trend of regional companies to fund their growth with stock issues. Previously, growth had been funded by internal cash flow - evidence of an unwillingness by Eastern European companies to part with their equity at low valuations. In Russia, cash flow's primacy was reinforced by a distrust of debt. Political risk made investors wary of long payback periods, given the possibility of property seizures. As property rights have become better embedded, debt issuance has become a more realistic prospect for most companies. While investors assigned low multiples to companies in less-familiar sectors, companies involved in such sectors as retail and property adopted slower growth plans that did not require additional shareholder capital. However, investors have now affirmed their appetite for such issues, with valuations in all sectors higher than they were two years ago. The latter part of the fund's fiscal year was characterised by a large volume of successful new issuance, particularly among consumer-facing sectors. This is a positive development for the region's markets because it allows investors to create better-diversified portfolios that capture more of emerging Europe's development.

Markets in Eastern Europe began this period as they ended the last one - rising strongly on growing investor interest, appealing valuations and high commodity prices. The long positive run in emerging-market stock prices faltered in May and June, with market levels in Eastern Europe falling by more than 20 percent. During this period, a crisis of confidence struck emerging market investors. Fears of a slowdown in global growth, rising U.S. interest rates and declining U.S. import demand prompted investors to pull out of emerging markets and stock their portfolios with liquid, low- volatility securities. This attitude change caused a widespread sell-off that affected all emerging European markets and almost every sector. Typically, the largest and most liquid stocks in each emerging market outperformed their smaller counterparts during the correction, although they also declined in the period.

For Russia, Poland and the Czech Republic, this correction was relatively short-lived. By July, investors had overcome their nerves about macro

 EASTERN EUROPEAN FUND

conditions and begun to re-risk their portfolios by buying back the securities they had abandoned weeks earlier. All of those markets have since rebounded to levels near or even above their pre-correction highs. In Turkey and Hungary, however, economic and political events delayed the rebound.

Turkey's currency fell more than 20 percent against both the dollar and euro in May amid low interest rates and an increasing current account deficit. Although the Turkish central bank raised rates in June, investors were slow to return to the country, in part because of increasingly negative rhetoric from both Turkish and European politicians on Turkey's integration into the EU. Few of the concerns above have yet been relieved, but investors returned to Turkey at the end of the reporting period. These investors were drawn by the significant valuation gaps with regional peers which devaluation had created.

In Hungary, comments by the prime minister about his party's veracity during the election campaign lengthened the country's market trough. Street protests sparked by the publication of the prime minister's off-the-record remarks hardened government resolve to prosecute an ambitious package of economic reforms intended to reduce the deficit from 10.1 percent of GDP to 3.2 percent. Two outcomes from this program seem inevitable: unemployment will rise and the Hungarian forint will continue to fall. As a result, we expect to see consumers saving more and spending less. Until investors satisfied themselves that civil order was not in danger, they remained out of Hungary, which depressed share values.

INVESTMENT HIGHLIGHTS

The fund suffered in line with broader markets during the correction, but it rebounded to recover more than 70 percent of the value lost in May and June. This recovery was in part due to investors' resumed willingness to support small and mid-cap companies. This support was notably lacking in July and August, which depressed fund returns.

LUKOIL,(2) Russia's largest oil company, enjoyed significant price appreciation over the reporting period, rising from a low of $54.80 on November 1, 2005 to $95.40 on May 4, 2006. The stock price suffered a significant downturn during the May/June correction but rebounded to finish the reporting period at $80.80. Our exposure to this heavily-researched stock has typically been neutral during the reporting period, and has been achieved through the use of ADRs.

Among the most successful investments over the period was Oao Gazprom,(3) which returned a remarkable 79 percent in an environment of

 EASTERN EUROPEAN FUND

high natural gas prices and strong demand. The trend of increasing liquidity in Gazprom's local shares continued through the first half of the reporting period, with April seeing the final dismantling of the ring fence separating foreign and local ownership of shares. Long an overweight for the fund, Gazprom continued to remain attractive to investors, despite a cooling-off of global gas prices, as Russia moved toward deregulation of its price controls for domestic buyers.

The fund also benefited strongly from its holding in Sberbank RF,(4) Russia's largest retail bank. Sberbank is one of the fund's largest overweight positions and returned a gain of more than 150 percent from November 2005 to October 2006. The company's earnings and profit growth consistently surprised the market and it benefited from moves to increase the proportion of bank stocks available to foreign investors.

Other companies that contributed to performance included the Russian mobile phone operators Mobile TeleSystems(5) and Vimpelcom,(6) both tipped to become consolidators as the region reaches saturation point for mobile usage. Immofinanz Immobilien Anlagen AG,(7) a Vienna-listed property holding company, also gained strongly as investors sought to increase their exposure to the region's fast-appreciating property sector.

CURRENT OUTLOOK

The end of the reporting period saw three solid months of market gains and evidence that the increased issuance noted above would continue into the new year - a very positive sign for future market performance. Investors continue to increase their exposure to Eastern Europe, particularly as more consumer-facing companies come to market. While commodity prices have faded from their mid-2006 peaks, they remain high by historic standards, which has put the balance sheets of producer nations such as Russia in excellent health. Valuations, although higher than last year, remain attractive relative to developed countries. We continue to be excited by the region's stockpicking prospects. Aside from the largest companies, research coverage remains sporadic, helping to ensure the continuing existence of pricing anomalies that we can exploit.

(1) The subadviser considers the following countries to be in the Eastern European region: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia,Tajikistan, Turkey, Turkmenistan, Ukraine and Uzbekistan.
(2) This security comprised 10.65% of the fund's total net assets as of 10/31/06.
(3) This security comprised 11.80% of the fund's total net assets of 10/31/06. The security's market return shown was slightly different from the return to the fund.
(4) This security comprised 6.15% of the fund's total net assets as of 10/31/06. The security's market return shown was slightly different from the return to the fund.
(5) This security comprised 5.20% of the fund's total net assets as of 10/31/06.
(6) This security comprised 4.96% of the fund's total net assets as of 10/31/06.
(7) This security comprised 0.51% of the fund's total net assets as of 10/31/06.

 EASTERN EUROPEAN FUND

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                                October 31, 2006

                         [Eastern Fund Pie Chart]


Russian Federation     57.2%
Turkey                 15.0%
Poland                 10.4%
Hungary                 6.4%
Czech Republic          6.2%
Other                   4.8%


* Country distribution shown is based on domicile and the locale of company operations may be different.

 EASTERN EUROPEAN FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS         October 31, 2006

   OAO GAZPROM                                                    11.86%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------------
   LUKOIL                                                         10.70%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------------
   SURGUTNEFTEGAZ                                                  7.18%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------------
   OTP BANK NYRT.                                                  6.46%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------------
   SBERBANK RF                                                     6.18%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------------
   POLSKI KONCERN NAFTOWY ORLEN S.A.                               5.23%
     OIL & GAS REFINING & MARKETING
   ---------------------------------------------------------------------
   MOBILE TELESYSTEMS                                              5.22%
     COMMUNICATIONS
   ---------------------------------------------------------------------
   CEZ A.S.                                                        5.18%
     ELECTRIC UTILITIES
   ---------------------------------------------------------------------
   VIMPELCOM                                                       4.99%
     COMMUNICATIONS
   ---------------------------------------------------------------------
   JSC MMC NORILSK NICKEL                                          4.85%
     PRECIOUS METALS & MINERALS

 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS               October 31, 2006

   OIL & GAS - INTEGRATED                                         22.56%
   DIVERSIFIED BANKS                                              21.73%
   COMMUNICATIONS                                                 16.03%
   OIL & GAS EXPLORATION & PRODUCTION                              7.77%
   OIL & GAS REFINING & MARKETING                                  5.23%

 GLOBAL EMERGING MARKETS FUND

FUND MANAGERS' PERSPECTIVE

A Message from Stefan Bottcher, Yvonne Yeoh and Julian Mayo

INTRODUCTION

The investment objective of the Global Emerging Markets Fund is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in or with significant business presence in emerging countries.(1) While the fund may invest in companies of any size, it will emphasize companies which are under-researched, where the portfolio manager believes pricing inefficiencies can be exploited.

PERFORMANCE

 GLOBAL EMERGING MARKETS FUND

                     [Global Emerging Markets Fund Graph]

                                                 MSCI Emerging
            Global Emerging         S&P 500    Markets Free Total
   Date       Markets Fund           Index      Net Return Index

 2/24/2005    $ 10,000.00        $ 10,000.00      $ 10,000.00
 2/28/2005      10,180.00          10,029.62        10,196.56
 3/31/2005       9,370.00           9,852.10         9,522.68
 4/30/2005       9,020.00           9,664.91         9,267.07
 5/31/2005       9,190.00           9,972.25         9,589.64
 6/30/2005       9,440.00           9,986.21         9,915.44
 7/31/2005      10,230.00          10,357.70        10,608.51
 8/31/2005      10,520.00          10,263.44        10,699.37
 9/30/2005      11,470.00          10,346.58        11,695.59
10/31/2005      10,650.00          10,173.79        10,931.17
11/30/2005      11,440.00          10,558.36        11,835.45
12/31/2005      12,298.06          10,561.53        12,535.00
 1/31/2006      13,908.39          10,841.41        13,935.05
 2/28/2006      13,764.80          10,870.68        13,918.57
 3/31/2006      13,805.82          11,005.47        14,041.18
 4/30/2006      14,759.72          11,152.95        15,041.01
 5/31/2006      13,077.58          10,831.74        13,465.18
 6/30/2006      12,995.53          10,846.91        13,432.26
 7/31/2006      13,251.95          10,914.16        13,624.52
 8/31/2006      13,672.48          11,173.92        13,971.69
 9/30/2006      13,569.91          11,462.20        14,088.02
10/31/2006      14,287.90          11,835.87        14,756.96

                                                      For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                October 31, 2006

                                                     One Year   Inception
  Global Emerging Markets Fund (Inception 2/24/05)    34.16%     23.63%
  -----------------------------------------------------------------------
  S&P 500 Index                                       16.34%     10.54%
  -----------------------------------------------------------------------
  Morgan Stanley Capital International Emerging
    Markets Free Total Net Return Index               35.00%     26.03%

     Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Morgan Stanley Capital International Emerging Markets Free Total Net Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The returns for the indexes reflect no deduction for fees, expenses or taxes, except as noted above. The Adviser has agreed to limit the fund's total operating expenses to 2.00% through February 28, 2007.

 GLOBAL EMERGING MARKETS FUND

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The fund underperformed the benchmark MSCI Emerging Markets Free Total Net Return Index, which returned 35 percent for the period under review. The majority of this underperformance was suffered during and in the month following the May/June correction in global emerging markets. In that period, investors avoided small- and mid-cap stocks in emerging markets in Europe and large-cap stocks strongly outperformed. This preference, which was most pronounced from mid-May until the end of July, persisted in a milder form until the end of August and caused the fund, which has a significant bias towards under-researched small- and mid-cap stocks, to underperform.

Key regional markets all returned strong performance over the reporting period. Russia led the way by delivering a 72.6 percent index gain. India returned 64.4 percent, Poland 61.5 percent, China 56.4 percent, Mexico 46.4 percent, Brazil
36.7 percent, Korea 30.5 percent and Taiwan 22.9 percent. Turkey lagged other large emerging markets, but still delivered a healthy 17.8 percent return for the period.

Throughout the first six months of the period under review, emerging markets climbed strongly as investors enjoyed an almost uninterrupted stream of positive company earnings announcements, continued strength in most emerging markets' fiscal and current accounts, and strong support from high commodity prices. This positive performance was followed by a significant correction in May and June during which most emerging markets declined by more than 20 percent. Over this period, a crisis of confidence struck emerging market investors. Fears of a slowdown in global growth, rising U.S. interest rates and declining U.S. import demand prompted investors to de-risk their portfolios by pulling out of emerging markets and stocking up on liquid, low-volatility securities. This change in attitude caused a widespread sell-off that affected all emerging markets and almost every sector. Typically, the largest and most liquid stocks in each emerging market outperformed their smaller counterparts during the correction, although they also declined in the period.

Fortunately, this loss of confidence was short-lived. As stock values fell, investors soon noticed that few emerging-market companies were reporting changed outlooks, order flows or fundamentals. At the same time, fears about global growth and the speed of U.S. interest rate increases waned. By the end of June, the correction had ended and in selected markets, such as China, Russia and Poland, a rebound in prices had already begun. The period from July to September was characterized by

 GLOBAL EMERGING MARKETS FUND

investors returning in strength to emerging markets, re-risking their portfolios by increasing their exposure to the countries they left in May and June.

Emerging markets did not, however, recover at equal speeds. China, India, Poland and Mexico all finished October with stock index levels higher than before the May/June correction. But Korea, Taiwan, Russia, Turkey, South Africa and Brazil had yet to recover to pre-correction levels. In the cases of Korea and Taiwan, this slower recovery could be explained in part by investors' waning interest in cyclical IT and electronics companies - key components of both countries' indices. For Russia, South Africa and Brazil, declining commodity prices muted gains. In Turkey, volatility caused by fast-rising inflation and a sudden decline in the lira further weakened markets and persuaded investors to stay on the sidelines until signs of stability became clearer. Although they may not have participated in the rebound as fully as their peers, each of these six markets outperformed the Dow Jones Industrial Average for the year to October 31, 2006. This is a sign of the overall strength of emerging markets in the period.

As noted above, the primary cause of the correction was a loss of investor confidence. Company fundamentals in most emerging markets remained healthy throughout the year, as did trade flows and the economies of most countries. This was true at the end of the period and it is important to note that commodity prices - once thought the key driver of emerging market performance - declined without affecting the markets' ability to recover. This recovery was also unaffected by extremely high volumes of new issuance in the latter part of the reporting period. Investors were willing to seize new opportunities without abandoning existing holdings - a positive sign for market health.

INVESTMENT HIGHLIGHTS

The fund suffered a decline during the May/June correction, when some of its smaller holdings were punished disproportionately as investors fled to larger companies. The fund did, however, enjoy a strong rebound in the final months of the year. Performance accelerated as investors moved back into emerging markets and began to bid up the strongest companies.

The fund benefited strongly from its holding in Sberbank RF(2) over the reporting period. Sberbank, Russia's largest retail bank, was one of the fund's largest overweight positions and returned a gain of more than 150 percent from November 2005 to October 2006. The company's earnings and profit growth continued to surprise the market and it was a beneficiary of moves to increase the proportion of bank stocks available to foreign investors. Also in Russia, the fund's holding in Oao Gazprom(3) delivered a strong performance - up more than 79 percent in the period on high natural gas prices.

A key South American holding, the Brazilian railroad operator All America Latina Logistica (ALL)(4), rose strongly in the period after the company achieved a quick and profitable acquisition of rival Brasil Ferrovias.(5) ALL delivered above-estimate earnings throughout the period and was rewarded by investors with a 96 percent return. In China, Celestial NutriFoods Ltd.,(6) a maker of soy-based drinks, delivered an exceptional return for the fund, rising more than 275 percent in the period. The company is at the centre of a number of key trends in China: rising consumer incomes, better product distribution and a new focus on soy as a potential source of biofuels. Celestial's strong earnings growth and willingness to invest in growth made it a favorite among investors in the year.

The fund's turnover rate of 136 percent for the reporting period reflects our expectations for concentrated, high tracking error portfolios which operate in dynamic emerging markets. While we cannot predict potential turnover rates for coming years, as this depends on both the continuity of successful themes and market opportunities, we would expect to observe a turnover rate between 75 percent and 200 percent in most years.

CURRENT OUTLOOK

Overall, our view of the prospects for emerging market stocks remains positive. Investors have absorbed a substantial amount of new issuance without pausing for breath and macro fundamentals remain supportive. On average, emerging markets recovered more than two-thirds of the value lost in the May/June correction and buying momentum continued to be strong. A full calendar of new issues for 2007 promises further expansion of the range of sectors and companies available for investment. This will enable investors to target more precisely those companies most closely involved with the trends that are reshaping emerging markets.

(1) Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.
(2) This security comprised 3.76% of the fund's total net assets as of 10/31/06. The security's market return shown was slightly different from the return to the fund.
(3) This security comprised 7.47% of the fund's total net assets as of 10/31/06. The security's market return shown was slightly different from the return to the fund.
(4) This security comprised 3.25% of the fund's total net assets as of 10/31/06. The security's market return shown was slightly different from the return to the fund.
(5)  The fund did not hold this security as of 10/31/06.
(6) This security comprised 1.16% of the fund's total net assets as of 10/31/06. The security's market return shown was slightly different from the return to the fund.

 GLOBAL EMERGING MARKETS FUND

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                                October 31, 2006

                   [Global Emerging Markets Fund Pie Chart]

Brazil                15.6%
Russian Federation    14.2%
Korea, Republic Of    12.5%
Taiwan                11.3%
Mexico                 9.0%
India                  6.6%
South Africa           5.6%
People's Republic
 of China              5.3%
Hong Kong              3.5%
Thailand               3.1%
Turkey                 2.2%
Other                 11.1%


*Country distribution shown is based on domicile and the locale of company operations may be different.

 GLOBAL EMERGING MARKETS FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS         October 31, 2006

   OAO GAZPROM                                                     7.76%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------------
   SAMSUNG ELECTRONICS CO., LTD.                                   6.14%
     SEMICONDUCTORS
   ---------------------------------------------------------------------
   AMERICA MOVIL S.A. DE C.V.                                      4.05%
     COMMUNICATIONS
   ---------------------------------------------------------------------
   SBERBANK RF                                                     3.91%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------------
   ALL AMERICA LATINA LOGISTICA                                    3.38%
     RAILROADS
   ---------------------------------------------------------------------
   GRUPO FAMSA S.A.                                                3.12%
     DEPARTMENT STORES
   ---------------------------------------------------------------------
   TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.                    2.95%
     SEMICONDUCTORS
   ---------------------------------------------------------------------
   LOCALIZA RENT A CAR S.A.                                        2.51%
     DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES
   ---------------------------------------------------------------------
   CATHAY FINANCIAL HOLDING CO., LTD.                              2.45%
     INSURANCE
   ---------------------------------------------------------------------
   UNIBANCO                                                        2.34%
     DIVERSIFIED BANKS

 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS               October 31, 2006

   DIVERSIFIED BANKS                                              20.33%
   SEMICONDUCTORS                                                 12.10%
   OIL & GAS - INTEGRATED                                         10.66%
   COMMUNICATIONS                                                  8.34%
   INSURANCE                                                       4.29%

 EXPENSE EXAMPLE                                           October 31, 2006

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

* ACTUAL EXPENSES. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

* HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term traders fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

 EXPENSE EXAMPLE                                           October 31, 2006

  ----------------------------------------------------------------------
  SIX MONTHS ENDED OCTOBER 31, 2006
                              BEGINNING         ENDING        EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING
                             MAY 1, 2006   OCTOBER 31, 2006    PERIOD*
  ----------------------------------------------------------------------
  HOLMES GROWTH FUND
  Based on Actual Fund
    Return                    $1,000.00         $929.50        $ 7.96
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,016.95        $ 8.32
  ----------------------------------------------------------------------
  MEGATRENDS FUND
  Based on Actual Fund
    Return                    $1,000.00       $1,012.80        $13.24
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,012.05        $13.23
  ----------------------------------------------------------------------
  EASTERN EUROPEAN FUND
  Based on Actual Fund
    Return                    $1,000.00         $923.10        $ 9.75
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,015.57        $10.22
  ----------------------------------------------------------------------
  GLOBAL EMERGING MARKETS
    FUND
  Based on Actual Fund
    Return                    $1,000.00         $968.00        $ 9.92
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,015.12        $10.16
  ----------------------------------------------------------------------

*These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' annualized six-month expense ratios for the six-month period ended October 31, 2006, were 1.64%, 2.61%, 2.01% and 2.00%, respectively, for the Holmes Growth, MegaTrends, Eastern European and Global Emerging Markets Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, then divided by 365 days in the current fiscal year.

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2006

COMMON STOCKS 88.31%                                          SHARES             VALUE

ADVERTISING 0.64%
--------------------------------------------------------------------------------------
Focus Media Holding Ltd., ADR                                  7,500       $   396,675*

AGRICULTURE 0.78%
--------------------------------------------------------------------------------------
Bunge Ltd.                                                     7,500           480,825

APPAREL 3.59%
--------------------------------------------------------------------------------------
Coach, Inc.                                                   12,500           495,500*
Gymboree Corp.                                                25,000         1,161,500*
Iconix Brand Group, Inc.                                      30,000           559,200*
                                                                           -----------
                                                                             2,216,200

BANKS 0.68%
--------------------------------------------------------------------------------------
Credicorp Ltd.                                                10,000           422,000

BEVERAGES 0.78%
--------------------------------------------------------------------------------------
Constellation Brands, Inc., Class A                           17,500           481,075*

CABLE & WIRE PRODUCTS 0.76%
--------------------------------------------------------------------------------------
General Cable Corp.                                           12,500           470,000*

CABLE TV 0.87%
--------------------------------------------------------------------------------------
Rogers Communications, Inc., Class B                           9,000           538,380

CHEMICALS 1.48%
--------------------------------------------------------------------------------------
OM Group, Inc.                                                16,000           912,000*

COAL 0.71%
--------------------------------------------------------------------------------------
Massey Energy Co.                                             17,500           441,875

COMMERCIAL SERVICES 1.92%
--------------------------------------------------------------------------------------
Alliance Data Systems Corp.                                    7,500           455,400*
Quanta Services, Inc.                                         40,000           732,000*
                                                                           -----------
                                                                             1,187,400

COMMUNICATIONS 1.05%
--------------------------------------------------------------------------------------
NII Holdings, Inc.                                            10,000           650,300*

See notes to portfolios of investments and notes to financial statements.

34

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2006


COMMON STOCKS                                                 SHARES             VALUE

COMPUTER SERVICES 1.60%
--------------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., Class A                  7,500       $   564,600*
Tyler Technologies, Inc.                                      30,000           425,700*
                                                                           -----------
                                                                               990,300

COMPUTER SOFTWARE & HARDWARE 3.30%
--------------------------------------------------------------------------------------
Akamai Technologies, Inc.                                     25,000         1,171,500*
Trident Microsystems, Inc.                                    20,000           422,800*
Vocus, Inc.                                                   27,500           446,050*
                                                                           -----------
                                                                             2,040,350

CONSULTING SERVICES 0.18%
--------------------------------------------------------------------------------------
CYBERplex, Inc.                                              270,000           110,641*

CONSUMER PRODUCTS 1.55%
--------------------------------------------------------------------------------------
International Flavors & Fragrances, Inc.                       9,000           382,320
Newell Rubbermaid, Inc.                                       20,000           575,600
                                                                           -----------
                                                                               957,920

DIVERSIFIED OPERATIONS 1.08%
--------------------------------------------------------------------------------------
McDermott International, Inc.                                 15,000           670,500*

E-COMMERCE 1.72%
--------------------------------------------------------------------------------------
Digital River, Inc.                                           10,000           578,500*
eBay, Inc.                                                    15,000           481,950*
                                                                           -----------
                                                                             1,060,450

ELECTRONICS & COMPONENTS 3.94%
--------------------------------------------------------------------------------------
AVX Corp.                                                     40,000           630,400
Cymer, Inc.                                                   12,500           579,125*
Garmin Ltd.                                                   10,000           534,100
Trimble Navigaton Ltd.                                        15,000           693,300*
                                                                           -----------
                                                                             2,436,925

FINANCIAL SERVICES 9.60%
--------------------------------------------------------------------------------------
CI Financial Income Fund                                      50,000         1,338,470
GMP Capital Trust                                             56,000         1,069,565
Goldman Sachs Group, Inc.                                      3,500           664,265
International Securities Exchange Holdings, Inc.              10,000           513,500
Jovian Capital Corp.                                         685,000           549,196*
Legg Mason, Inc.                                               5,000           450,100
Nasdaq Stock Market, Inc.                                     22,500           803,925*

See notes to portfolios of investments and notes to financial statements.

                                                                            35

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2006


COMMON STOCKS                                                 SHARES             VALUE

FINANCIAL SERVICES (CONT'D)
--------------------------------------------------------------------------------------
Ocwen Financial Corp.                                         35,000       $   547,750*
                                                                           -----------
                                                                             5,936,771

FOOD PRODUCTS 1.14%
--------------------------------------------------------------------------------------
The Hain Celestial Group, Inc.                                25,000           705,750*

HOTELS 0.75%
--------------------------------------------------------------------------------------
Host Hotels & Resorts, Inc.                                   20,000           461,200

HUMAN RESOURCES 0.97%
--------------------------------------------------------------------------------------
Kforce, Inc.                                                  40,000           598,800*

INSURANCE 2.41%
--------------------------------------------------------------------------------------
IPC Holdings Ltd.                                             30,000           901,200
Navigators Group, Inc.                                        12,500           588,375*
                                                                           -----------
                                                                             1,489,575

INTERNET SYSTEM 0.97%
--------------------------------------------------------------------------------------
Knot, Inc.                                                    25,000           599,250*

MANUFACTURING 2.33%
--------------------------------------------------------------------------------------
Dover Corp.                                                   12,500           593,750
Precision Castparts Corp.                                     10,000           680,600
The Westaim Corp.                                            100,000           168,367*
                                                                           -----------
                                                                             1,442,717

MEDICAL - BIOMEDICAL 3.23%
--------------------------------------------------------------------------------------
Celgene Corp.                                                 10,000           534,400*
Digene Corp.                                                  12,500           580,375*
Illumina, Inc.                                                20,000           879,200*
                                                                           -----------
                                                                             1,993,975

MEDICAL - HMO 1.92%
--------------------------------------------------------------------------------------
Humana, Inc.                                                   7,500           450,000*
WellCare Health Plans, Inc.                                   12,500           734,375*
                                                                           -----------
                                                                             1,184,375

See notes to portfolios of investments and notes to financial statements.

36

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2006

COMMON STOCKS                                                 SHARES             VALUE

MEDICAL INFORMATION SYSTEMS 1.82%
--------------------------------------------------------------------------------------
Allscripts Healthcare Solutions, Inc.                         30,000       $   707,700*
Phase Forward, Inc.                                           30,000           416,400*
                                                                           -----------
                                                                             1,124,100

MEDICAL PRODUCTS 3.48%
--------------------------------------------------------------------------------------
Fisher Scientific International, Inc.                          5,000           428,100*
Henry Schein, Inc.                                            10,000           496,900*
Immucor, Inc.                                                 20,000           550,600*
Johnson & Johnson                                             10,000           674,000
                                                                           -----------
                                                                             2,149,600

METAL & MINERAL MINING 3.14%
--------------------------------------------------------------------------------------
Northern Orion Resources, Inc.                               210,500           946,973*
Silver Wheaton Corp.                                          40,000           441,139*
Teck Cominco Ltd.                                              7,500           552,269
                                                                           -----------
                                                                             1,940,381

NETWORKING PRODUCTS 0.78%
--------------------------------------------------------------------------------------
Polycom, Inc.                                                 17,500           479,500*

OIL & GAS EXPLORATION & PRODUCTION 0.45%
--------------------------------------------------------------------------------------
The Exploration Company of Delaware                           25,000           276,750*

OIL & GAS EXTRACTION & SERVICES 4.64%
--------------------------------------------------------------------------------------
Core Laboratories N.V.                                         7,500           546,675*
PetroQuest Energy, Inc.                                       45,000           512,100*
Schlumberger Ltd.                                             20,000         1,261,600
Superior Energy Services, Inc.                                17,500           547,750*
                                                                           -----------
                                                                             2,868,125

OIL & GAS FIELD MACHINERY 0.81%
--------------------------------------------------------------------------------------
Cameron International Corp.                                   10,000           501,000*

OIL & GAS REFINING & MARKETING 2.70%
--------------------------------------------------------------------------------------
Frontier Oil Corp.                                            26,000           764,400
Holly Corp.                                                   19,000           903,640
                                                                           -----------
                                                                             1,668,040

OIL & GAS ROYALTY TRUST 0.96%
--------------------------------------------------------------------------------------
San Juan Basin Royalty Trust                                  16,000           594,400

See notes to portfolios of investments and notes to financial statements.

                                                                            37

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2006

COMMON STOCKS                                                 SHARES             VALUE

PHARMACEUTICALS 2.13%
--------------------------------------------------------------------------------------
Allergan, Inc.                                                 7,000       $   808,500
Wyeth                                                         10,000           510,300
                                                                           -----------
                                                                             1,318,800

REITS 1.59%
--------------------------------------------------------------------------------------
AvalonBay Communities, Inc.                                    7,500           982,950

RESEARCH & DEVELOPMENT 1.20%
--------------------------------------------------------------------------------------
PAREXEL International Corp.                                   25,000           740,000*

RETAIL 8.12%
--------------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                               20,000           916,000
AnnTaylor Stores Corp.                                        25,000         1,100,500*
Big Lots, Inc.                                                40,000           843,200*
CVS Corp.                                                     25,000           784,500
The Men's Wearhouse, Inc.                                     20,000           797,000
The TJX Companies, Inc.                                       20,000           579,000
                                                                           -----------
                                                                             5,020,200

SEMICONDUCTORS 2.07%
--------------------------------------------------------------------------------------
Hittite Microwave Corp.                                       15,000           514,350*
Ultra Clean Holdings, Inc.                                    19,000           247,950*
Volterra Semiconductor Corp.                                  30,000           517,800*
                                                                           -----------
                                                                             1,280,100

STEEL 0.72%
--------------------------------------------------------------------------------------
AK Steel Holding Corp.                                        30,000           447,900*

STORAGE 0.86%
--------------------------------------------------------------------------------------
Sovran Self Storage, Inc.                                      9,000           530,820

THERAPEUTICS 1.37%
--------------------------------------------------------------------------------------
Medicines Co.                                                 32,500           843,700*

UTILITIES 1.52%
--------------------------------------------------------------------------------------
Consolidated Water Co., Ltd.                                  12,500           350,500
IDACORP, Inc.                                                 15,000           591,450
                                                                           -----------
                                                                               941,950

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                         54,584,545
--------------------------------------------------------------------------------------
  (cost $49,540,045)

See notes to portfolios of investments and notes to financial statements.

38

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2006

EXCHANGE-TRADED FUNDS 2.03%                                   SHARES             VALUE

streetTRACKS SPDR Homebuilders                                25,000       $   857,500
iShares Nasdaq Biotechnology Index                             5,000           398,500*

--------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                  1,256,000
--------------------------------------------------------------------------------------
  (cost $1,213,672)

WARRANTS 0.99%

GOLD MINING 0.59%
--------------------------------------------------------------------------------------
Goldcorp, Inc., Warrants (June 2011)                          26,500           363,949*

METAL & MINERAL MINING 0.40%
--------------------------------------------------------------------------------------
Northern Orion Resources, Inc., Warrants (May 2008)           17,500            49,886*
Northern Orion Resources, Inc., Warrants (February 2010)       2,000             3,385*
Silver Wheaton Corp., Warrants (December 2010)                32,500           192,820*
                                                                           -----------
                                                                               246,091

--------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                 610,040
--------------------------------------------------------------------------------------
  (cost $342,852)

PURCHASED OPTIONS 0.48%                                    CONTRACTS

FINANCIAL SERVICES 0.01%
--------------------------------------------------------------------------------------
Legg Mason. Inc, Strike Price 90, Call, Expiration Nov. 2006
  (premium $15,075)                                               50            10,500

GOLD MINING 0.47%
--------------------------------------------------------------------------------------
Goldcorp, Inc., Strike Price 20, Call, Expiration Apr. 2007
  (premium $26,752)                                               57            41,040
Goldcorp, Inc., Strike Price 20, Call, Expiration Jan. 2008
  (premium $23,753)                                               39            34,320
Goldcorp, Inc., Strike Price 20, Call, Expiration Jan. 2009
  (premium $75,651)                                               92            96,600
Goldcorp, Inc., Strike Price 25, Call, Expiration Apr. 2007
  (premium $14,258)                                               57            22,230
Goldcorp, Inc., Strike Price 25, Call, Expiration Jan. 2008
  (premium $16,043)                                               39            23,790
Goldcorp, Inc., Strike Price 25, Call, Expiration Jan. 2009
  (premium $58,467)                                               92            71,760
                                                                           -----------
                                                                               289,740

--------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                        300,240
--------------------------------------------------------------------------------------
  (cost $229,999)

--------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            56,750,825
--------------------------------------------------------------------------------------
  (cost $51,326,568)

See notes to portfolios of investments and notes to financial statements.

                                                                            39

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2006

                                                           PRINCIPAL
REPURCHASE AGREEMENT 8.63%                                  AMOUNT            VALUE

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  10/31/06, 5.28%, due 11/01/06, repurchase price
  $5,334,451, collateralized by U.S. Treasury securities
  held in a joint tri-party account (cost $5,333,669)     $5,333,669       $ 5,333,669

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.44%                                                   62,084,494
--------------------------------------------------------------------------------------
  (cost $56,660,237)
Other assets and liabilities, net (0.44)%                                     (274,630)
                                                                           -----------

NET ASSETS 100%                                                            $61,809,864
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

40

MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2006

COMMON STOCKS 95.48%                                          SHARES             VALUE

AIRCRAFT & DEFENSE 4.60%
--------------------------------------------------------------------------------------
Northrop Grumman Corp.                                         7,400       $   491,286
Raytheon Company                                               5,900           294,705
                                                                           -----------
                                                                               785,991

AUTOMOBILE 2.83%
--------------------------------------------------------------------------------------
Toyota Motor Corp., Sponsored ADR                              4,100           483,800

BEVERAGES 3.04%
--------------------------------------------------------------------------------------
The Coca-Cola Co.                                             11,100           518,592

CHEMICALS 1.88%
--------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                 4,600           320,482

COMPUTER SOFTWARE & HARDWARE 3.19%
--------------------------------------------------------------------------------------
Microsoft Corp.                                               19,000           545,490

E-COMMERCE 2.97%
--------------------------------------------------------------------------------------
eBay, Inc.                                                    15,800           507,654*

ELECTRONICS & COMPONENTS 3.17%
--------------------------------------------------------------------------------------
Intel Corp.                                                   25,400           542,036

ENERGY 4.15%
--------------------------------------------------------------------------------------
FPL Group, Inc.                                               13,900           708,900

FINANCIAL SERVICES 10.57%
--------------------------------------------------------------------------------------
American Express Co.                                           6,300           364,203
UBS AG                                                        10,600           634,304
Wells Fargo & Co.                                             22,200           805,638
                                                                           -----------
                                                                             1,804,145

HOLDING COMPANY 5.56%
--------------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Class B                                270           949,050*

INTERNET SYSTEM 2.16%
--------------------------------------------------------------------------------------
Google, Inc., Class A                                            775           369,202*

See notes to portfolios of investments and notes to financial statements.

                                                                            41

MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2006

COMMON STOCKS                                                 SHARES             VALUE

MANUFACTURING 6.54%
--------------------------------------------------------------------------------------
General Electric Co.                                          21,000       $   737,310
The Procter & Gamble Co.                                       6,000           380,340
                                                                           -----------
                                                                             1,117,650

MEDICAL INFORMATION SYSTEMS 1.56%
--------------------------------------------------------------------------------------
Cerner Corp.                                                   5,500           265,705*

MEDICAL PRODUCTS 2.41%
--------------------------------------------------------------------------------------
Johnson & Johnson                                              6,100           411,140

METAL MINING 0.93%
--------------------------------------------------------------------------------------
Newmont Mining Corp.                                           3,500           158,445

OIL & GAS - INTEGRATED 5.34%
--------------------------------------------------------------------------------------
ConocoPhillips                                                 8,900           536,136
Occidental Petroleum Corp.                                     8,000           375,520
                                                                           -----------
                                                                               911,656

OIL & GAS DRILLING 1.99%
--------------------------------------------------------------------------------------
Nabors Industries Ltd.                                        11,000           339,680*

OIL & GAS EXTRACTION & SERVICES 13.21%
--------------------------------------------------------------------------------------
Baker Hughes, Inc.                                             8,200           566,210
Halliburton Co.                                               16,600           537,010
Schlumberger Ltd.                                             14,200           895,736
XTO Energy, Inc.                                               5,500           256,630
                                                                           -----------
                                                                             2,255,586

OIL & GAS FIELD MACHINERY 1.41%
--------------------------------------------------------------------------------------
National Oilwell Varco, Inc.                                   4,000           241,600*

OPTICAL SUPPLIES 2.11%
--------------------------------------------------------------------------------------
Alcon, Inc.                                                    3,400           360,672

PHARMACEUTICALS 9.62%
--------------------------------------------------------------------------------------
Amgen, Inc.                                                    5,000           379,550*
Amylin Pharmaceuticals, Inc.                                   7,000           307,720*
Eli Lilly & Co.                                                6,000           336,060
Novartis AG, ADR                                              10,200           619,446
                                                                           -----------
                                                                             1,642,776

See notes to portfolios of investments and notes to financial statements.

42

MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2006

COMMON STOCKS                                                 SHARES             VALUE

RETAIL 2.21%
--------------------------------------------------------------------------------------
CVS Corp.                                                     12,000       $   376,560

TRANSPORTATION 2.03%
--------------------------------------------------------------------------------------
United Parcel Service, Inc., Class B                           4,600           346,610

UTILITIES 2.00%
--------------------------------------------------------------------------------------
Exelon Corp.                                                   5,500           340,890

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                         16,304,312
--------------------------------------------------------------------------------------
  (cost $14,218,020)

EXCHANGE-TRADED FUNDS 3.74%

streetTRACKS Gold Trust                                        3,000           180,720*
Technology Select Sector SPDR                                 20,000           457,800

--------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                    638,520
--------------------------------------------------------------------------------------
  (cost $600,980)

--------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            16,942,832
--------------------------------------------------------------------------------------
  (cost $14,819,000)

                                                          PRINCIPAL
REPURCHASE AGREEMENT 0.16%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  10/31/06, 5.28%, due 11/01/06, repurchase price
  $28,067, collateralized by U.S. Treasury securities
  held in a joint tri-party account (cost $28,063)           $28,063            28,063

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.38%                                                    16,970,895
--------------------------------------------------------------------------------------
  (cost $14,847,063)
Other assets and liabilities, net 0.62%                                        105,977
                                                                           -----------

NET ASSETS 100%                                                            $17,076,872
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

                                                                            43

EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                                 October 31, 2006

COMMON STOCKS 95.30%                                            SHARES                VALUE

COMMUNICATIONS 15.96%
-------------------------------------------------------------------------------------------
Comstar United Telesystems, GDR                              3,126,139       $   21,726,666*
Mobile TeleSystems                                           3,569,891           26,952,677
Mobile TeleSystems, Sponsored ADR                              977,462           43,086,525
Telefonica 02 Czech Republic a.s.                              618,726           13,030,540*
Telekomunikacja Polska S.A.                                    177,950            1,309,190
Telekomunikacja Polska S.A., GDR                             5,671,083           41,966,014
VimpelCom, Sponsored ADR                                     1,013,373           66,872,484*
                                                                             --------------
                                                                                214,944,096

DISTRIBUTORS 0.51%
-------------------------------------------------------------------------------------------
Dogus Otomotiv Servis ve Ticaret a.s.                        1,395,631            6,846,492

DIVERSIFIED BANKS 21.63%
-------------------------------------------------------------------------------------------
Akbank T.A.S.                                                4,873,070           27,750,585
Erste Bank der oesterreichischen Sparkassen AG                 202,448           13,795,067*
OTP Bank Nyrt.                                               2,011,577           70,831,914
OTP Bank Nyrt., GDR                                            223,782           15,799,009
Sberbank RF                                                     36,847           82,905,750
Turkiye Garanti Bankasi a.s.                                12,025,406           44,141,285
Turkiye Is Bankasi, Class C                                  5,568,064           36,101,684
                                                                             --------------
                                                                                291,325,294

DIVERSIFIED METALS & MINING 1.95%
-------------------------------------------------------------------------------------------
KGHM Polska Miedz S.A.                                         728,549           26,319,196

ELECTRIC UTILITIES  5.15%
-------------------------------------------------------------------------------------------
CEZ a.s.                                                     1,752,036           69,422,995*

FOOD DISTRIBUTORS 1.09%
-------------------------------------------------------------------------------------------
Central European Distribution Corp.                            579,631           14,711,035*

FOOD RETAIL 1.98%
-------------------------------------------------------------------------------------------
Oao Magnit, Class S                                            203,241            6,651,062*
Oao Seventh Continent, Class S                                 492,620           12,931,275
X5 Retail Group N.V., GDR                                      322,410            7,147,830*
                                                                             --------------
                                                                                 26,730,167

INSURANCE 1.24%
-------------------------------------------------------------------------------------------
Aksigorta a.s.                                               3,982,663           16,668,435

MULTI-SECTOR HOLDINGS 4.55%
-------------------------------------------------------------------------------------------
Haci Omer Sabanci Holding a.s.                              14,518,263           61,260,593


See notes to portfolios of investments and notes to financial statements.

44

EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                                 October 31, 2006

COMMON STOCKS
                                                                SHARES                VALUE
OIL & GAS - INTEGRATED 22.45%
-------------------------------------------------------------------------------------------
LUKOIL, Sponsored ADR                                        1,775,213       $  143,437,210
Oao Gazprom, Sponsored ADR                                   3,753,648          159,004,529
                                                                             --------------
                                                                                302,441,739

OIL & GAS EXPLORATION & PRODUCTION 5.62%
-------------------------------------------------------------------------------------------
First Calgary Petroleums Ltd.                                1,169,208            7,874,172*
Surgutneftegaz, Sponsored ADR                                1,070,734           67,777,462
                                                                             --------------
                                                                                 75,651,634

OIL & GAS REFINING & MARKETING 5.20%
-------------------------------------------------------------------------------------------
Polski Koncern Naftowy Orlen S.A.                            4,424,712           70,069,010

PRECIOUS METALS & MINERALS 4.83%
-------------------------------------------------------------------------------------------
JSC MMC Norilsk Nickel, ADR                                    440,174           65,035,709

PUBLISHING 0.58%
-------------------------------------------------------------------------------------------
Hurriyet Gazetecilik ve Matbaacilik a.s.                     2,743,876            7,869,229

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.95%
-------------------------------------------------------------------------------------------
CA Immobilien International AG                                 328,482            5,915,706*
Immofinanz Immobilien Anlagen AG                               566,168            6,869,812*
                                                                             --------------
                                                                                 12,785,518

STEEL 1.61%
-------------------------------------------------------------------------------------------
Evraz Group S.A., GDR                                          544,657           14,106,616
Oao TMK                                                      1,129,000            6,096,600*
Oao TMK, GDR                                                    59,692            1,507,223*
                                                                             --------------
                                                                                 21,710,439

-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                           1,283,791,581
-------------------------------------------------------------------------------------------
  (cost $1,123,239,904)

PREFERRED STOCKS 3.08%

OIL & GAS EXPLORATION & PRODUCTION 2.12%
-------------------------------------------------------------------------------------------
Surgutneftegaz, Preferred Stock                             16,026,031           14,263,168
Surgutneftegaz, Preferred Stock, Sponsored ADR                 160,196           14,257,444
                                                                             --------------
                                                                                 28,520,612

See notes to portfolios of investments and notes to financial statements.

                                                                            45

EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                                 October 31, 2006

PREFERRED STOCKS                                                SHARES                VALUE

OIL & GAS STORAGE & TRANSPORTATION 0.96%
-------------------------------------------------------------------------------------------
Transneft, Preferred Stock                                       6,159       $   12,995,490

-------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                                           41,516,102
-------------------------------------------------------------------------------------------
  (cost $41,441,422)

-------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                              1,325,307,683
-------------------------------------------------------------------------------------------
  (cost $1,164,681,326)

                                                          PRINCIPAL
REPURCHASE AGREEMENT 1.13%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  10/31/06, 5.28%, due 11/01/06, repurchase price
  $15,298,126, collateralized by U.S. Treasury
  securities held in a joint tri-party account (cost
  $15,295,882)                                             $15,295,882           15,295,882

-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.51%                                                      1,340,603,565
-------------------------------------------------------------------------------------------
  (cost $1,179,977,208)
Other assets and liabilities, net 0.49%                                           6,545,519
                                                                             --------------

NET ASSETS 100%                                                              $1,347,149,084
                                                                             --------------

See notes to portfolios of investments and notes to financial statements.

46

GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2006

COMMON STOCKS 86.58%                                          SHARES             VALUE

COMMUNICATIONS 8.03%
--------------------------------------------------------------------------------------
America Movil S.A. de C.V., ADR, Series L                     26,400       $ 1,131,768
China Mobile Ltd.                                             75,000           612,324
Mobile TeleSystems, Sponsored ADR                             13,300           586,264
                                                                           -----------
                                                                             2,330,356

COMPUTER HARDWARE 1.60%
--------------------------------------------------------------------------------------
Wistron Corp.                                                401,287           465,418*

CONSTRUCTION & ENGINEERING 0.95%
--------------------------------------------------------------------------------------
Baoye Group Co., Ltd., Class H                               210,000           275,401

DEPARTMENT STORES 3.00%
--------------------------------------------------------------------------------------
Grupo FAMSA S.A., Class A                                    272,116           871,883*

DIVERSIFIED BANKS 17.31%
--------------------------------------------------------------------------------------
ABSA Group Ltd.                                               28,315           436,490
Bangkok Bank Public Co., Ltd.                                192,500           602,873
Bumiputra-Commerce Holdings Bhd                              309,500           584,682
Hana Financial Group, Inc.                                    13,689           631,208
Industrial and Commercial Bank of China, Class H             724,000           323,939*
Kookmin Bank                                                   5,440           432,406
Sberbank RF                                                      485         1,091,250
SinoPac Financial Holdings Co., Ltd.                       1,211,000           612,888
Turkiye Garanti Bankasi a.s.                                  84,568           310,421
                                                                           -----------
                                                                             5,026,157

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES 2.42%
--------------------------------------------------------------------------------------
Localiza Rent a Car S.A.                                      28,135           701,729

DIVERSIFIED METALS & MINING 2.06%
--------------------------------------------------------------------------------------
Aquarius Platinum Ltd.                                        16,774           312,744
KGHM Polska Miedz S.A.                                         7,932           286,547
                                                                           -----------
                                                                               599,291

ELECTRIC UTILITIES 1.69%
--------------------------------------------------------------------------------------
CEZ a.s.                                                      12,368           490,072*

ELECTRONIC MANUFACTURERS & SERVICES 0.47%
--------------------------------------------------------------------------------------
KH Vatec Co., Ltd.                                             9,902           135,557*

See notes to portfolios of investments and notes to financial statements.

                                                                            47

GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2006

COMMON STOCKS                                                 SHARES             VALUE

FOOD DISTRIBUTORS 1.48%
--------------------------------------------------------------------------------------
Central European Distribution Corp.                           16,955       $   430,318*

GAS UTILITIES 1.34%
--------------------------------------------------------------------------------------
PT Perusahaan Gas Negara                                     311,000           389,819

HOMEBUILDING 1.79%
--------------------------------------------------------------------------------------
SARE Holding, S.A. de C.V., Class B                          437,523           520,517*

INDUSTRIAL MACHINERY 1.31%
--------------------------------------------------------------------------------------
Lupatech S.A.                                                 34,900           378,886*

INSURANCE 4.13%
--------------------------------------------------------------------------------------
Cathay Financial Holding Co., Ltd.                           351,655           683,288
Discovery Holdings Ltd.                                       80,758           259,928
Ping An Insurance (Group) Co. of China Ltd., Class H          73,500           255,623
                                                                           -----------
                                                                             1,198,839

MULTI-SECTOR HOLDINGS 1.06%
--------------------------------------------------------------------------------------
Haci Omer Sabanci Holding a.s.                                73,239           309,034

OIL & GAS - INTEGRATED 10.26%
--------------------------------------------------------------------------------------
Oao Gazprom, Sponsored ADR                                    51,201         2,168,874
PetroChina Co., Ltd.                                         260,000           286,150
Petroleo Brasileiro S.A., ADR                                  6,472           523,973*
                                                                           -----------
                                                                             2,978,997

OIL & GAS EXPLORATION & PRODUCTION 2.81%
--------------------------------------------------------------------------------------
Dragon Oil plc                                                95,175           285,155*
Sasol Ltd.                                                     7,397           252,885
Sasol Ltd., Sponsored ADR                                      8,105           277,272
                                                                           -----------
                                                                               815,312

OIL & GAS REFINING & MARKETING 0.90%
--------------------------------------------------------------------------------------
PTT Public Company Ltd., NVDR                                 43,000           259,967

PACKAGED FOODS & MEATS 2.25%
--------------------------------------------------------------------------------------
Balrampur Chini Mills Ltd.                                   136,799           314,894
Celestial NutriFoods Ltd.                                    307,000           336,995
                                                                           -----------
                                                                               651,889

See notes to portfolios of investments and notes to financial statements.

48

GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2006

COMMON STOCKS                                                 SHARES             VALUE

PRECIOUS METALS & MINERALS 2.07%
--------------------------------------------------------------------------------------
European Minerals Corp.                                      334,706       $   262,386*
Impala Platinum Holdings Ltd.                                  1,930           338,001
                                                                           -----------
                                                                               600,387

RAILROADS 3.25%
--------------------------------------------------------------------------------------
All America Latina Logistica                                 107,750           942,876

REAL ESTATE MANAGEMENT & DEVELOPMENT 1.24%
--------------------------------------------------------------------------------------
Far East Consortium International Ltd.                       870,000           360,181

SEMICONDUCTORS 11.64%
--------------------------------------------------------------------------------------
Hynix Semiconductor, Inc.                                      7,680           278,739*
Samsung Electronics Co., Ltd.                                  2,646         1,715,702
Siliconware Precision Industries Co.                         441,757           561,595
Taiwan Semiconductor Manufacturing Co., Ltd.                 126,687           232,803
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored
 ADR                                                          60,838           590,129
                                                                           -----------
                                                                             3,378,968

STEEL 3.52%
--------------------------------------------------------------------------------------
Companhia Vale do Rio Doce, Sponsored ADR                     27,700           601,644
Oao TMK                                                       24,000           129,600*
POSCO, ADR                                                     4,126           290,966
                                                                           -----------
                                                                             1,022,210

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                         25,134,064
--------------------------------------------------------------------------------------
  (cost $22,924,846)

EQUITY-LINKED SECURITIES 5.28%

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS 1.71%
--------------------------------------------------------------------------------------
Tata Motors Ltd., 144A (May 2011)                             26,991           497,489*

IT CONSULTING & OTHER SERVICES 3.57%
--------------------------------------------------------------------------------------
Mastek Ltd., 144A (October 2009)                              68,794           540,459
Satyam Computer Services Ltd. (March 2007)                    50,526           495,530
                                                                           -----------
                                                                             1,035,989

--------------------------------------------------------------------------------------
TOTAL EQUITY-LINKED SECURITIES                                               1,533,478
--------------------------------------------------------------------------------------
  (cost $1,291,300)

See notes to portfolios of investments and notes to financial statements.

                                                                            49

GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2006

WARRANTS 0.03%                                                SHARES             VALUE

PRECIOUS METALS & MINERALS 0.03%
--------------------------------------------------------------------------------------
European Minerals Corp., Warrants (March 2011)
  (cost $0)                                                   25,813       $     7,818*

UNITS 4.17%

DIVERSIFIED BANKS 2.25%
--------------------------------------------------------------------------------------
Unibanco, Units                                               82,278           652,603

SHIPPING 1.92%
--------------------------------------------------------------------------------------
Santos-Brasil SA, Units                                       52,039           557,648*

--------------------------------------------------------------------------------------
TOTAL UNITS                                                                  1,210,251
--------------------------------------------------------------------------------------
  (cost $1,255,018)

--------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            27,885,611
--------------------------------------------------------------------------------------
  (cost $25,471,164)

                                                          PRINCIPAL
REPURCHASE AGREEMENT 0.17%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  10/31/06, 5.28%, due 11/01/06, repurchase price
  $50,163, collateralized by U.S. Treasury securities
  held in a joint tri-party account (cost $50,156)           $50,156            50,156

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 96.23%                                                    27,935,767
--------------------------------------------------------------------------------------
  (cost $25,521,320)
Other assets and liabilities, net 3.77%                                      1,093,071
                                                                           -----------

NET ASSETS 100%                                                            $29,028,838
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

  NOTES TO PORTFOLIOS OF INVESTMENTS                       October 31, 2006

LEGEND

* Non-income producing security
ADR American Depositary Receipt
GDR Global Depositary Receipt
NVDR Non Voting Depositary Receipt
SPDR Standard & Poor's Depositary Receipt

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

Equity-linked securities are derivative securities that are linked to the performance of an underlying foreign security. This type of investment allows the fund to have market exposure to foreign securities without trading directly in the local market. This type of security may also be known as a participatory note or certificate.

JOINT TRI-PARTY REPURCHASE AGREEMENT

The terms of the joint tri-party repurchase agreement and the securities held as collateral at October 31, 2006 were:

Merrill Lynch repurchase agreement, 10/31/06, 5.28%, due 11/01/06:
  Total principal amount: $310,453,657; Total repurchase value: $310,499,190

    Collateral:
    $314,535,000 U.S. Treasury Note, 4.625%, 08/31/11
      (total collateral market value, including accrued interest, of $316,665,494)

Other mutual funds managed by U.S. Global Investors, Inc. participate in the joint tri-party repurchase agreement. Each owns an undivided interest in the account.

AFFILIATED COMPANIES

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities or which may otherwise have a relationship with the Adviser or sub-advisor. The following is a summary of transactions with each affiliated company during the year ended October 31, 2006.

                                                       SHARES OF AFFILIATED COMPANIES
                                         OCTOBER 31, 2005  ADDITIONS  REDUCTIONS   OCTOBER 31, 2006
EASTERN EUROPEAN FUND
---------------------------------------------------------------------------------------------------
Novy Neft Ltd.                              247,783           --      (247,783)        --(a)
Novy Neft II Ltd.                           139,513           --      (139,513)        --(a)

At October 31, 2006, there were no investments in affiliated companies. Net realized gains on transactions were $255,540, and there was no income earned for the period. In addition, the fund's subadviser rebated to the fund $103,369 related to fees they had received from the above affiliates during the period.

                                                       SHARES OF AFFILIATED COMPANIES
                                         OCTOBER 31, 2005  ADDITIONS  REDUCTIONS   OCTOBER 31, 2006
GLOBAL EMERGING MARKETS FUND
---------------------------------------------------------------------------------------------------
Novy Neft Ltd.                              15,420            --       (15,420)        --(a)

At October 31, 2006, there were no investments in affiliated companies. There was no realized gains/loss on transactions, and there was no income earned for the period. In addition, the fund's subadviser rebated to the fund $4,945 related to fees they had received from the above affiliate during the period.

(a) During the period, shares of Novy Neft Ltd. and Novy Neft II Ltd. were converted to shares of Oao Gazprom, which is not an affiliate.

  STATEMENTS OF ASSETS AND LIABILITIES

                                                               HOLMES GROWTH
                                                                   FUND

Investments, at identified cost                                 $56,660,237
                                                                ===========
ASSETS
----------------------------------------------------------------------------
Investments, at value:
 Securities                                                     $56,750,825
 Repurchase agreements                                            5,333,669
Cash                                                                     68
Foreign currencies (Cost $0, $0, $0, and $442,420)                       --
Receivables:
 Investments sold                                                 1,356,435
 Dividends and interest                                              21,711
 Capital shares sold                                                    674
Other assets                                                          2,289
----------------------------------------------------------------------------
TOTAL ASSETS                                                     63,465,671
----------------------------------------------------------------------------

LIABILITIES
----------------------------------------------------------------------------
Payables:
 Investments purchased                                            1,516,492
 Capital shares redeemed                                             10,395
 Adviser and affiliates                                              62,218
 Accounts payable and accrued expenses                               66,702
 Due to custodian                                                        --
----------------------------------------------------------------------------
TOTAL LIABILITIES                                                 1,655,807
----------------------------------------------------------------------------

NET ASSETS                                                      $61,809,864
                                                                ===========

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------
Paid-in capital                                                 $86,833,665
Accumulated undistributed net investment income
 (distributions in excess of net investment income)                      --
Accumulated net realized gain (loss) on investments and
 foreign currencies                                             (30,448,019)
Net unrealized appreciation of investments and other assets
 and liabilities denominated in foreign currencies                5,424,218
                                                                -----------
Net assets applicable to capital shares outstanding             $61,809,864
                                                                ===========
 Capital shares outstanding; an unlimited number of no par
  shares authorized                                               3,370,849
                                                                ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                                    $     18.34
                                                                ===========

See accompanying notes to financial statements.

52

                                                                                                   October 31, 2006

                                                               MEGATRENDS          EASTERN          GLOBAL EMERGING
                                                                  FUND          EUROPEAN FUND        MARKETS FUND

Investments, at identified cost                                $14,847,063      $1,179,977,208        $25,521,320
                                                               ===========      ==============        ===========
ASSETS
-------------------------------------------------------------------------------------------------------------------
Investments, at value:
 Securities                                                    $16,942,832      $1,325,307,683        $27,885,611
 Repurchase agreements                                              28,063          15,295,882             50,156
Cash                                                                    --                  --            487,186
Foreign currencies (Cost $0, $0, $0, and $442,420)                      --                  --            447,238
Receivables:
 Investments sold                                                  228,693          14,284,941            668,807
 Dividends and interest                                              9,458           7,591,994             74,627
 Capital shares sold                                                 5,178           1,591,386            139,276
Other assets                                                         1,429              10,379                207
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                    17,215,653       1,364,082,265         29,753,108
-------------------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------------------
Payables:
 Investments purchased                                                  --           9,943,674            546,302
 Capital shares redeemed                                            72,627           2,302,717             71,253
 Adviser and affiliates                                             17,755           1,585,194             26,348
 Accounts payable and accrued expenses                              48,399             961,850             80,367
 Due to custodian                                                       --           2,139,746                 --
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  138,781          16,933,181            724,270
-------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                     $17,076,872      $1,347,149,084        $29,028,838
                                                               ===========      ==============        ===========

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                $13,691,456        $994,008,991        $24,237,369
Accumulated undistributed net investment income
 (distributions in excess of net investment income)                     --          24,838,612            (58,541)
Accumulated net realized gain (loss) on investments and
 foreign currencies                                              1,261,584         167,543,245          2,436,002
Net unrealized appreciation of investments and other assets
 and liabilities denominated in foreign currencies               2,123,832         160,758,236          2,414,008
                                                               -----------      --------------        -----------
Net assets applicable to capital shares outstanding            $17,076,872      $1,347,149,084        $29,028,838
                                                               ===========      ==============        ===========
 Capital shares outstanding; an unlimited number of no par
  shares authorized                                              1,542,008          29,080,956          2,084,613
                                                               ===========      ==============        ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                                   $     11.07      $        46.32        $     13.93
                                                               ===========      ==============        ===========

 STATEMENTS OF OPERATIONS

                                                               HOLMES GROWTH
                                                                   FUND
NET INVESTMENT INCOME
INCOME:
----------------------------------------------------------------------------
 Dividends                                                      $  419,058
 Foreign taxes withheld on dividends                               (18,977)
                                                                ----------
  Net dividends                                                    400,081
 Interest and other                                                296,066
                                                                ----------
  TOTAL INCOME                                                     696,147

EXPENSES:
----------------------------------------------------------------------------
 Management fees                                                   664,825
 Transfer agent fees and expenses                                  119,670
 Accounting service fees and expenses                               52,689
 Professional fees                                                  78,812
 Distribution plan expenses                                         63,421
 Custodian fees                                                     53,011
 Shareholder reporting expenses                                     42,083
 Registration fees                                                  16,868
 Trustees' fees and expenses                                        26,466
 Deferred offering expenses - Note 1 L                                  --
 Miscellaneous expenses                                             37,121
                                                                ----------
  Total expenses before reductions                               1,154,966
 Expenses offset - Note 1 J                                         (2,473)
 Expenses reimbursed - Note 2                                           --
                                                                ----------
  NET EXPENSES                                                   1,152,493

----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (456,346)
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
 Realized gain (loss) from:
  Securities                                                     6,902,089
  Foreign currency transactions                                     11,703
                                                                ----------
  NET REALIZED GAIN                                              6,913,792
                                                                ----------
 Net change in unrealized appreciation of:
  Investments                                                      480,852
  Other assets and liabilities denominated in foreign
   currencies                                                          371
                                                                ----------
  NET UNREALIZED APPRECIATION                                      481,223
                                                                ----------
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                  7,395,015
----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $6,938,669
                                                                ==========

See accompanying notes to financial statements.

54

                                                                              For the Year Ended October 31, 2006

                                                               MEGATRENDS         EASTERN         GLOBAL EMERGING
                                                                  FUND         EUROPEAN FUND       MARKETS FUND
NET INVESTMENT INCOME
INCOME:
-----------------------------------------------------------------------------------------------------------------
 Dividends                                                     $227,840        $ 37,469,932         $  587,566
 Foreign taxes withheld on dividends                             (4,841)         (4,727,215)           (55,141)
                                                             ----------        ------------         ----------
  Net dividends                                                 222,999          32,742,717            532,425
 Interest and other                                              52,666           3,349,687             38,128
                                                             ----------        ------------         ----------
  TOTAL INCOME                                                  275,665          36,092,404            570,553

EXPENSES:
-----------------------------------------------------------------------------------------------------------------
 Management fees                                                166,549          17,019,935            367,842
 Transfer agent fees and expenses                                31,730           1,874,094             53,633
 Accounting service fees and expenses                            27,984             623,119             49,075
 Professional fees                                               64,331             140,431             60,640
 Distribution plan expenses                                      41,636           3,074,868             66,879
 Custodian fees                                                  15,776           3,228,740            130,584
 Shareholder reporting expenses                                  12,762             305,529             13,163
 Registration fees                                               17,322             117,009             32,796
 Trustees' fees and expenses                                     26,484              26,466             26,467
 Deferred offering expenses - Note 1 L                               --                  --             14,073
 Miscellaneous expenses                                          20,404             139,344              5,013
                                                             ----------        ------------         ----------
  Total expenses before reductions                              424,978          26,549,535            820,165
 Expenses offset - Note 1 J                                        (302)            (80,720)                --
 Expenses reimbursed - Note 2                                        --            (103,369)          (285,095)
                                                             ----------        ------------         ----------
  NET EXPENSES                                                  424,676          26,365,446            535,070

-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                   (149,011)          9,726,958             35,483
-----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
 Realized gain (loss) from:
  Securities                                                  1,410,595         199,911,317          2,471,546
  Foreign currency transactions                                      --          (9,062,855)           (77,789)
                                                             ----------        ------------         ----------
  NET REALIZED GAIN                                           1,410,595         190,848,462          2,393,757
                                                             ----------        ------------         ----------
 Net change in unrealized appreciation of:
  Investments                                                   274,633          37,114,580          2,325,665
  Other assets and liabilities denominated in foreign
   currencies                                                        --             127,432              2,452
                                                             ----------        ------------         ----------
  NET UNREALIZED APPRECIATION                                   274,633          37,242,012          2,328,117
                                                             ----------        ------------         ----------
-----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS               1,685,228         228,090,474          4,721,874
-----------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $1,536,217        $237,817,432         $4,757,357
                                                             ==========        ============         ==========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                               HOLMES GROWTH FUND
                                                     ---------------------------------------
                                                        YEAR ENDED             YEAR ENDED
                                                     OCTOBER 31, 2006       OCTOBER 31, 2005

INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
--------------------------------------------------------------------------------------------
    Net investment income (loss)                       $  (456,346)           $  (659,784)
    Net realized gain                                    6,913,792             13,371,170
    Net unrealized appreciation (depreciation)             481,223             (3,125,885)
                                                       -----------            -----------
      NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                    6,938,669              9,585,501

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------
    From net investment income                                  --                     --
    From net capital gains                                      --                     --
                                                       -----------            -----------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       --                     --

FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------
    Proceeds from shares sold                            6,282,675              6,451,849
    Distributions reinvested                                    --                     --
    Proceeds from short-term trading fees                      594                  2,130
                                                       -----------            -----------
                                                         6,283,269              6,453,979
    Cost of shares redeemed                            (16,477,307)           (18,047,916)
                                                       -----------            -----------
      NET INCREASE (DECREASE) IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS                       (10,194,038)           (11,593,937)

--------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   (3,255,369)            (2,008,436)
--------------------------------------------------------------------------------------------
NET ASSETS

Beginning of year                                       65,065,233             67,073,669

--------------------------------------------------------------------------------------------
END OF YEAR                                            $61,809,864            $65,065,233
--------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
 (distributions in excess of net investment
 income), end of year                                  $        --            $        --
                                                       ===========            ===========

CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------
    Shares sold                                            343,761                408,350
    Shares reinvested                                           --                     --
    Shares redeemed                                       (902,944)            (1,142,924)
                                                       -----------            -----------
        NET SHARE ACTIVITY                                (559,183)              (734,574)
                                                       ===========            ===========

See accompanying notes to financial statements.

56

                                                                                                        EASTERN
                                                           MEGATRENDS FUND                            EUROPEAN FUND
                                                 ------------------------------------      ------------------------------------
                                                    YEAR ENDED          YEAR ENDED            YEAR ENDED          YEAR ENDED
                                                 OCTOBER 31, 2006    OCTOBER 31, 2005      OCTOBER 31, 2006    OCTOBER 31, 2005
INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                   $  (149,011)        $  (189,846)         $    9,726,958       $ (1,896,035)
    Net realized gain                                1,410,595           1,395,379             190,848,462         93,758,266
    Net unrealized appreciation (depreciation)         274,633             341,114              37,242,012         84,675,164
                                                   -----------         -----------          --------------       ------------
      NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                1,536,217           1,546,647             237,817,432        176,537,395

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------------
    From net investment income                              --                  --                      --         (3,867,908)
    From net capital gains                            (429,445)                 --             (93,797,942)       (13,587,634)
                                                   -----------         -----------          --------------       ------------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS             (429,445)                 --             (93,797,942)       (17,455,542)

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                        4,354,033           2,241,766             983,046,388        770,757,349
    Distributions reinvested                           415,833                  --              90,801,146         16,952,259
    Proceeds from short-term trading fees                  359                 332               4,671,697          1,812,873
                                                   -----------         -----------          --------------       ------------
                                                     4,770,225           2,242,098           1,078,519,231        789,522,481
    Cost of shares redeemed                         (3,075,670)         (2,752,284)           (779,244,251)      (324,294,821)
                                                   -----------         -----------          --------------       ------------
      NET INCREASE (DECREASE) IN NET ASSETS FROM                          (510,186)            299,274,980        465,227,660
      CAPITAL SHARE TRANSACTIONS                     1,694,555

-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                2,801,327           1,036,461             443,294,470        624,309,513
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS

Beginning of year                                   14,275,545          13,239,084             903,854,614        279,545,101

-------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                        $17,076,872         $14,275,545          $1,347,149,084       $903,854,614
-------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
 (distributions in excess of net investment
 income), end of year                              $        --         $        --          $   24,838,612       $ (5,872,352)
                                                   ===========         ===========          ==============       ============

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                        403,644             226,045              21,951,428         23,044,879
    Shares reinvested                                   38,467                  --               2,304,597            556,359
    Shares redeemed                                   (286,045)           (279,692)            (18,570,521)       (10,045,537)
                                                   -----------         -----------          --------------       ------------
        NET SHARE ACTIVITY                             156,066             (53,647)              5,685,504         13,555,701
                                                   ===========         ===========          ==============       ============


  STATEMENTS OF CHANGES IN NET ASSETS

                                                                GLOBAL EMERGING
                                                                  MARKETS FUND
                                                   ------------------------------------------
                                                      YEAR ENDED           FEBRUARY 24, 2005*
                                                   OCTOBER 31, 2006       TO OCTOBER 31, 2005

INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
---------------------------------------------------------------------------------------------
    Net investment income                            $    35,483              $    88,695
    Net realized gain                                  2,393,757                  343,084
    Net unrealized appreciation                        2,328,117                   85,891
                                                     -----------              -----------
      NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                  4,757,357                  517,670

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------
    From net investment income                           (75,824)                      --
    From net capital gains                              (407,555)                      --
                                                     -----------              -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS             (483,379)                      --

FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------
    Proceeds from shares sold                         31,216,664               19,103,205
    Distributions reinvested                             434,499                       --
    Proceeds from short-term trading fees                135,146                   37,567
                                                     -----------              -----------
                                                      31,786,309               19,140,772
    Cost of shares redeemed                          (23,188,350)              (3,501,541)
                                                     -----------              -----------
      NET INCREASE IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS                       8,597,959               15,639,231

---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                            12,871,937               16,156,901
---------------------------------------------------------------------------------------------
NET ASSETS

Beginning of period                                   16,156,901                       --

---------------------------------------------------------------------------------------------
END OF PERIOD                                        $29,028,838              $16,156,901
---------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
 (distributions in excess of net investment
 income), end of period                              $   (58,541)             $    40,649
                                                     ===========              ===========

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------
    Shares sold                                        2,353,391                1,877,596
    Shares reinvested                                     36,482                       --
    Shares redeemed                                   (1,822,222)                (360,634)
                                                     -----------              -----------
        NET SHARE ACTIVITY                               567,651                1,516,962
                                                     ===========              ===========

*Period from February 24, 2005 (Commencement of operations) to October 31, 2005.

See accompanying notes to financial statements.

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2006

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

U.S. Global Accolade Funds (Trust), consisting of four separate funds (Funds), is organized as a Massachusetts business trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Holmes Growth and MegaTrends Funds are diversified; the Eastern European and Global Emerging Markets Funds are non-diversified.

Global Emerging Markets Fund commenced operations on February 24, 2005.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A. SECURITY VALUATIONS
The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value.

B. FAIR VALUED SECURITIES
Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of a Fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds may use a systematic fair value model provided by an independent third party to value international securities.

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2006

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

D. REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

E. OPTIONS
Some Funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. There was no activity in written call options during the year ended October 31, 2006.

F. FOREIGN CURRENCY TRANSACTIONS
Some Funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2006

foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

G. FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no open forward foreign currency contracts at October 31, 2006.

H. FEDERAL INCOME TAXES
The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the fund's understanding of the tax rules and regulations in the foreign markets.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations. The Funds generally pay income dividends and distribute capital gains, if any, annually.

J. EXPENSES
Each fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2006

K. SHORT-TERM TRADING (REDEMPTION) FEES
Shares held in the Holmes Growth and MegaTrends Funds less than 30 days are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held in the Eastern European and Global Emerging Markets Funds less than 180 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital.

L. DEFERRED OFFERING COSTS
Costs incurred in the initial offering of the Global Emerging Markets Fund were accounted for as a deferred charge and were amortized over a one-year period.

M. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

N. NEW ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 sets forth a recognition threshold and measurement method for the financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006, and will be applied to all open tax years as of the effective date. No determination has been made whether the adoption of FIN 48 will impact the Funds' net assets or have any other effect on the Funds' financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

NOTE 2: RELATED PARTY TRANSACTIONS
U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through May 31, 2007, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2006

equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

For the services of the Adviser, each fund pays a management fee at an annual rate of 1.00% for the Holmes Growth Fund and MegaTrends Fund, 1.25% for the Eastern European Fund, and 1.375% for the Global Emerging Markets Fund based on their average net assets. Fees are accrued daily and paid monthly.

The Adviser has contractually limited total operating expenses of the Global Emerging Markets Fund (after the fund's receipt of reimbursement from subadviser) to not exceed 2.00% of average net assets on an annualized basis through February 28, 2007, and until such later date as the Adviser determines. The Adviser reimbursed the fund $280,150 for the year ended October 31, 2006, with respect to this limitation.

For the  following  funds,  the  Adviser  has  contracted  with and  compensates
sub-advisers   to  serve  in  the   execution   of  the   Adviser's   investment
responsibilities:

       MegaTrends Fund                      Leeb Capital Management, Inc.
       Eastern European Fund                Charlemagne Capital (IOM) Limited
       Global Emerging Markets Fund         Charlemagne Capital (IOM) Limited

Through June 2006, Charlemagne Capital (IOM) Limited (Charlemagne), provided advisory services to two closed-end investment companies that the Eastern
European Fund had invested in, Novy Neft Ltd. and Novy Neft II Ltd. Global Emerging Markets Fund had also invested in Novy Neft Ltd. The Eastern European Fund and Global Emerging Markets Fund recorded rebates from Charlemagne of $103,369 and $44,945, respectively, during the year ended October 31, 2006, representing the portion of management fees paid by the two funds to Charlemagne based on the respective fund's investment in Novy Neft Ltd. and Novy Neft II Ltd. This rebate is reflected as a reduction of expenses on the Statement of Operations.

United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is transfer agent for the Funds. Each fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds. Additionally, the Adviser was reimbursed for in-house legal and internal administration services pertaining to the Funds during the year ended October 31, 2006, in the amounts of $39,312 and $19,049, respectively. Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based primarily on average net assets of the Funds.

Each fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to 0.25% of its average

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2006

net assets to be used for, or to reimburse the Adviser for, expenditures in connection with sales and promotional services related to the distribution of each fund's shares. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of shares and providing shareholder support services. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the fund with distribution expenses accrued in current or future periods, so long as the 0.25% limitation is never exceeded. The amount of unreimbursed expenditures which will be carried over to future periods is $0, $21,203, $12,149, and $77,712 for the Holmes Growth, MegaTrends, and Eastern European, and Global Emerging Markets Funds, respectively, as of October 31, 2006. The Funds are not legally obligated to pay any unreimbursed expenses if the distribution plan is terminated or not renewed.

During the year ended October 31, 2006, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $82,659 for mailing services provided to the Funds.

The three independent trustees each receive $8,000 annually as compensation for serving on the Board, plus $2,000 for each quarterly meeting attended, plus special meeting fees. The Chairman of the Audit Committee receives additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

 NOTE 3: INVESTMENTS

Cost of purchases and proceeds from sales of long-term securities for the year ended October 31, 2006, are summarized as follows:

        FUND                                  PURCHASES        SALES
  ----------------------------------------------------------------------
  Holmes Growth                            $  176,293,736   $188,341,804
  MegaTrends                                   13,774,549     12,025,818
  Eastern European                          1,086,769,787    877,498,142
  Global Emerging Markets                      41,936,013     34,812,953

 The Eastern European and Global Emerging Markets Funds may be exposed to risks not typically associated with investment in the United States due to their concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2006

 Fair valued securities, as a percentage of net assets at October 31, 2006, were 0.59% of Holmes Growth, 1.06% of Eastern European and 5.28% of Global Emerging Markets.

NOTE 4: TAX INFORMATION

 The following table presents the income tax basis of securities owned at October 31, 2006, and the tax basis components of net unrealized appreciation:

                                                  GROSS          GROSS       NET UNREALIZED
                                 AGGREGATE      UNREALIZED     UNREALIZED    APPRECIATION/
  FUND                            TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
  -----------------------------------------------------------------------------------------
  Holmes Growth                $   56,694,760  $ 6,542,836    $(1,153,102)    $  5,389,734
  MegaTrends                       14,847,063    2,309,576       (185,744)       2,123,832
  Eastern European              1,182,961,846  214,968,146    (57,326,427)     157,641,719
  Global Emerging Markets          25,607,270    3,225,726       (897,229)       2,328,497

 As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

                                       UNDISTRIBUTED    UNDISTRIBUTED    NET UNREALIZED
                                          ORDINARY        LONG-TERM      APPRECIATION/
  FUND                                     INCOME       CAPITAL GAINS    (DEPRECIATION)
  -------------------------------------------------------------------------------------
  Holmes Growth                         $         --     $        --      $  5,389,695
  MegaTrends                                  85,395       1,176,189         2,123,832
  Eastern European                       124,453,337      70,913,158       157,773,598
  Global Emerging Markets                  1,165,174       1,298,237         2,328,058

The differences between book-basis and tax-basis unrealized appreciation (depreciation) for Holmes Growth, Eastern European and Global Emerging Markets Funds are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment companies (PFIC).

Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2006, the funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                  ACCUMULATED NET     ACCUMULATED NET       PAID-IN
  FUND                           INVESTMENT INCOME     REALIZED GAIN        CAPITAL
  -------------------------------------------------------------------------------------
  Holmes Growth                     $   456,346        $    (51,391)       $(404,955)
  MegaTrends                            149,011            (149,620)             609
  Eastern European                   20,984,006         (21,123,221)         139,215
  Global Emerging Markets               (58,849)             58,670              179

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2006

 The tax character of distributions paid during the year ended October 31, 2006, were as follows:

                                          ORDINARY        LONG-TERM
  FUND                                     INCOME       CAPITAL GAINS        TOTAL
  -------------------------------------------------------------------------------------
  Holmes Growth                         $        --      $        --      $        --
  MegaTrends                                     --          429,445          429,445
  Eastern European                       61,462,673       32,335,269       93,797,942
  Global Emerging Markets                   483,379               --          483,379

 The tax character of distributions paid during the fiscal year ended October 31, 2005, were as follows:

                                          ORDINARY        LONG-TERM
  FUND                                     INCOME       CAPITAL GAINS        TOTAL
  -------------------------------------------------------------------------------------
  Holmes Growth                         $        --       $       --      $        --
  MegaTrends                                     --               --               --
  Eastern European                       14,515,361        2,940,181       17,455,542
  Global Emerging Markets                        --               --               --

Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The Funds' tax-basis capital gains and losses are determined only at the end of each fiscal year. The loss carryforwards and related expiration dates for each fund, as of October 31, 2006, are as follows:

                                                      EXPIRATION DATE
                                                 -------------------------
  FUND                                            10/31/09       10/31/10        TOTAL
  ---------------------------------------------------------------------------------------
  Holmes Growth                                  $29,373,433    $1,040,063    $30,413,496
  MegaTrends                                              --            --             --
  Eastern European                                        --            --             --
  Global Emerging Markets                                 --            --             --

NOTE 5: CREDIT ARRANGEMENTS

Each of the U.S. Global Accolade Funds, along with other funds under common management, has a revolving credit facility with BBH. Borrowings of each fund are collateralized by any or all of the securities held by BBH as the fund's custodian. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each U.S. Global Accolade Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all funds under the agreement cannot exceed $10,000,000 at any one time. There were no borrowings under the revolving credit facility during the year ended October 31, 2006.

  FINANCIAL HIGHLIGHTS

HOLMES GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED OCTOBER 31,

                                                 2006         2005       2004**       2003        2002
NET ASSET VALUE, BEGINNING OF YEAR               $16.56      $14.38      $13.55      $11.59      $12.92
----------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                              (.14)       (.18)       (.19)       (.14)       (.15)
  Net realized and unrealized gain (loss)          1.92        2.36        1.01        2.10       (1.18)
                                                -------     -------      ------      ------      ------
  Total from investment activities                 1.78        2.18         .82        1.96       (1.33)
                                                -------     -------      ------      ------      ------
Distributions                                        --          --          --          --          --
Short-Term Trading Fees*                             --(a)       --(a)      .01          --(a)       --(a)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $18.34      $16.56      $14.38      $13.55      $11.59
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (b)         10.75%      15.16%       6.13%      16.91%     (10.29)%
Ratios to Average Net Assets:
  Net investment loss                              (.69)%      (.98)%     (1.15)%     (1.12)%     (1.09)%
  Expenses (c)                                     1.74%       1.83%       1.82%       1.78%       1.78%
Portfolio Turnover Rate                             290%        268%        192%        545%        383%
NET ASSETS, END OF YEAR (IN THOUSANDS)          $61,810     $65,065     $67,074     $82,417     $79,230

MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED OCTOBER 31,

                                                  2006        2005        2004        2003        2002
NET ASSET VALUE, BEGINNING OF YEAR               $10.30       $9.20       $8.25       $6.62       $9.20
---------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                              (.10)       (.14)       (.17)       (.18)       (.14)
  Net realized and unrealized gain (loss)          1.18        1.24        1.24        1.85       (1.69)
                                                -------     -------     -------     -------     -------
  Total from investment activities                 1.08        1.10        1.07        1.67       (1.83)
                                                -------     -------     -------     -------     -------
Distributions
  From net investment income                         --          --        (.12)       (.04)         --
  From net realized gains                          (.31)         --          --          --        (.75)
                                                -------     -------     -------     -------     -------
  Total distributions                              (.31)         --        (.12)       (.04)       (.75)
                                                -------     -------     -------     -------     -------
Short-Term Trading Fees* (a)                         --          --          --          --          --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $11.07      $10.30       $9.20       $8.25       $6.62
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (b)         10.53%      11.96%      13.01%      25.38%     (22.15)%
Ratios to Average Net Assets:
  Net investment loss                              (.89)%     (1.37)%     (1.77)%     (2.12)%     (1.83)%
  Expenses (c)                                     2.55%       2.83%       2.83%       3.07%       2.70%
Portfolio Turnover Rate                              75%         54%         64%         96%         87%
NET ASSETS, END OF YEAR (IN THOUSANDS)          $17,077     $14,276     $13,239     $12,377     $10,888

*Based on average monthly shares outstanding

**Effective June 1, 2004, U.S. Global Investors, Inc. assumed management of Holmes Growth Fund from the former subadviser.

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                 YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------------
                                                 2006         2005        2004        2003        2002
     Holmes Growth Fund
     ------------------
     Ratios to Average Net Assets:
     Expenses offset                              (0.01)%        --(d)       --(d)       --(d)       --(d)

     MegaTrends Fund
     ---------------
     Ratios to Average Net Assets:
     Expenses offset                                 --(d)      --(d)        --(d)       --(d)       --(d)

(d)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED OCTOBER 31,

                                                2006          2005        2004        2003        2002
NET ASSET VALUE, BEGINNING OF YEAR               $38.63       $28.41      $19.44     $12.73       $9.22
---------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)                      .38         (.10)*      (.03)       .07        (.31)
  Net realized and unrealized gain                10.82        11.44*       9.92       6.57        3.44
                                             ----------     --------    --------    -------     -------
  Total from investment activities                11.20        11.34        9.89       6.64        3.13
                                             ----------     --------    --------    -------      ------
Distributions
  From net investment income                         --         (.27)       (.06)        --          --
  From net realized gains                         (3.66)        (.95)      (1.06)        --          --
                                             ----------     --------    --------    -------      ------
  Total distributions                             (3.66)       (1.22)      (1.12)        --          --
                                             ----------     --------    --------    -------      ------
Short-Term Trading Fees*                            .15          .10         .20        .07         .38
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $46.32       $38.63      $28.41     $19.44      $12.73
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (a)         31.03%       41.43%      54.12%     52.71%      38.07%
Ratios to Average Net Assets:
  Net investment income (loss)                      .71%        (.31)%      (.23)%      .81%      (2.77)%
  Expenses (b)                                     1.95%        2.00%       2.08%      2.90%       4.64%
Portfolio Turnover Rate                              68%          95%         89%       109%        214%
NET ASSETS, END OF YEAR (IN THOUSANDS)       $1,347,149     $903,855    $279,545    $50,948      $8,696

*Based on average monthly shares outstanding

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Fees rebated by the subadviser are discussed further in Note 2 to the financial statements and also reduce total expenses. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

                                                                   YEAR ENDED OCTOBER 31,
                                                  -------------------------------------------------------
                                                   2006         2005        2004       2003        2002
     Ratios to Average Net Assets:
     Expenses offset                              (0.01)%      (0.01)%        --(c)      --(c)    (0.01)%
     Expenses rebated by subadviser               (0.01)%      (0.02)%     (0.05)%      n/a         n/a

(c)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL EMERGING MARKETS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                              YEAR ENDED     PERIOD ENDED
                                              OCTOBER 31,    OCTOBER 31,
                                              -----------    ------------
                                                  2006          2005 (a)
NET ASSET VALUE, BEGINNING OF PERIOD             $10.65         $10.00
-------------------------------------------------------------------------
Investment Activities
  Net investment income                             .02            .06
  Net realized and unrealized gain                 3.50            .56
                                                -------        -------
  Total from investment activities                 3.52            .62
                                                -------        -------
Distributions
  From net investment income                       (.05)            --
  From net realized gains                          (.26)            --
                                                -------        -------
  Total distributions                              (.31)            --
                                                -------        -------
Short-Term Trading Fees*                            .07            .03
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $13.93         $10.65
-------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (b)         34.16%          6.50%
Ratios to Average Net Assets (c):
  Net investment income                             .13%          1.08%
  Total expenses                                   3.07%          4.16%
  Expenses reimbursed (d)                         (1.05)%        (2.16)%
  Net expenses (e)                                 2.02%          2.00%
Portfolio Turnover Rate                             136%            93%
NET ASSETS, END OF YEAR (IN THOUSANDS)          $29,029        $16,157

*Based on average monthly shares outstanding

(a)  From February 24, 2005, commencement of operations.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses reimbursed from the Adviser reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(e) The net expenses ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Fees rebated by the subadviser are discussed further in Note 2 to the financial statements and also reduce total expenses. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

                                    YEAR ENDED    PERIOD ENDED
                                    OCTOBER 31,    OCTOBER 31,
                                        2006         2005 (a)
     Ratios to Average Net Assets:
     Expenses offset                      n/a            n/a
     Expenses rebated by subadviser     (0.02)%           --(c)(f)

(f)  Effect on the expense ratio was not greater than 0.005%.

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of U.S. Global Accolade Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Holmes Growth Fund, MegaTrends Fund, Eastern European Fund and Global Emerging Markets Fund (collectively, the "Funds"), each a portfolio of U.S. Global Accolade Funds (Trust) as of October 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2002, were audited by other independent registered public accountants whose report dated December 13, 2002 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Holmes Growth Fund, MegaTrends Fund, Eastern European Fund and Global Emerging Markets Fund, as of October 31, 2006, and the results of their operations, the changes in their net assets and financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                                    /s/ KPMG LLP

Boston, Massachusetts
December 20, 2006

  TRUSTEES AND OFFICERS (UNAUDITED)                        October 31, 2006

The following table presents information about the Trustees as of October 31, 2006, together with a brief description of their principal occupations during the last five years. Each elected or appointed Trustee shall serve for six years or until termination of the Trust or the Trustee's death, resignation or removal, whichever occurs first. A Trustee may be elected or appointed for additional terms. Under the Trust's current retirement policy, an Independent Trustee will not be renominated for election by shareholders in the calendar year of the Trustee's seventy-sixth birthday. If the Fund does not have an election by shareholders in that year, retirement will take effect no later than the end of the calendar year of his or her seventy-sixth birthday. If you would like more information about the Trustees, you may call 1-800-USFUNDS
(1-800-873-8637) to request a free copy of the Statement of Additional Information.

NON-INTERESTED TRUSTEES

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND        PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE        DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
======================================================================================
J. Michael Belz (53)             PRINCIPAL OCCUPATION: President and Chief Executive
7900 Callaghan Road              Officer of Catholic Life Insurance since 1984.
San Antonio, TX 78229            OTHER DIRECTORSHIPS HELD: Director of Broadway
Trustee                          National Bank from October 2003 to present.
1998 to present
Thirteen Portfolios
--------------------------------------------------------------------------------------
Richard E. Hughs (70)            PRINCIPAL OCCUPATION: School of Business, State
7900 Callaghan Road              University of New York at Albany: Professor Emeritus
San Antonio, TX 78229            since September 2001, Professor 1990 to 2001;
Trustee                          Director of MBA program 1996-2001.
1994 to present
Three Portfolios
--------------------------------------------------------------------------------------
Clark R. Mandigo (63)            PRINCIPAL OCCUPATION: Restaurant operator, business
7900 Callaghan Road              consultant since 1991.
San Antonio, TX 78229            OTHER DIRECTORSHIPS HELD: Director of Lone Star
Trustee                          Steakhouse & Saloon, Inc. from 1992 to present, and
1993 to present                  Horizon Organic Holding Corporation from 1996 to
Thirteen Portfolios              January 2004.
======================================================================================

                                                                            71

  TRUSTEES AND OFFICERS (UNAUDITED)                                 October 31, 2006

INTERESTED TRUSTEE

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND          PRINCIPAL OCCUPATION(S), PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE                  AND OTHER DIRECTORSHIPS HELD
======================================================================================
Frank Holmes * (51)              PRINCIPAL OCCUPATION: Director, Chief Executive
7900 Callaghan Road              Officer, and Chief Investment Officer of the Adviser.
San Antonio, TX 78229            Since October 1989, Mr. Holmes has served and
Trustee, Chief Executive         continues to serve in various positions with the
Officer, Chief Investment        Adviser, its subsidiaries, and the investment
Officer, President               companies it sponsors.
1989 to present                  OTHER DIRECTORSHIPS HELD: Chairman of the Board of
Thirteen Portfolios              Directors of Endeavour Mining Capital Corp. from
                                 November 2005 to present. Director of 71316 Ontario,
                                 Inc. from April 1987 to present and of F. E. Holmes
                                 Organization, Inc. from July 1978 to present.
                                 Chairman of the Board of Directors of the Adviser
                                 from October 1989 to February 2006.
======================================================================================

*Mr. Holmes is an "interested person" of the Trust by virtue of his positions with U.S. Global Investors, Inc.

The following table presents information about each Officer of the Trust as of October 31, 2006, together with a brief description of their principal occupations during the last five years. Each holds office until his or her successor is duly elected and qualified.

OFFICERS

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
======================================================================================
Frank Holmes (51)                Director, Chief Executive Officer and Chief
7900 Callaghan Road              Investment Officer of the Adviser. Since October
San Antonio, TX 78229            1989, Mr. Holmes has served and continues to serve in
Trustee, Chief Executive         various positions with the Adviser, its subsidiaries,
Officer, Chief Investment        and the investment companies it sponsors.
Officer, President
1989 to present
--------------------------------------------------------------------------------------
Susan McGee (47)                 President and General Counsel of the Adviser. Since
7900 Callaghan Road              September 1992, Ms. McGee has served and continues to
San Antonio, TX 78229            serve in various positions with the Adviser, its
Executive Vice President,        subsidiaries, and the investment companies it
Secretary, General Counsel       sponsors.
1997 to present
--------------------------------------------------------------------------------------
Catherine A. Rademacher (46)     Treasurer of the Trust and Chief Financial Officer of
7900 Callaghan Road              the Adviser. Since April 2004, Ms. Rademacher has
San Antonio, TX 78229            served in various positions with the Adviser, its
Treasurer                        subsidiaries, and the investment companies it
August 2004 to present           sponsors. Associate with Resources Connection from
                                 July 2003 to February 2004. Recruiting Manager with
                                 Robert Half International from November 2002 to June
                                 2003. Controller of Luby's Inc. from June 2000 to
                                 October 2002.
======================================================================================

  ADDITIONAL INFORMATION (UNAUDITED)

ADDITIONAL FEDERAL TAX INFORMATION

The Funds hereby designate the following approximate amounts as capital gain dividends for the purpose of the dividends paid deduction:

    MegaTrends                     $429,445
    Eastern European             32,335,269

The amounts which represent foreign source income and foreign taxes paid during the year ended October 31, 2006, are as follows:

                                              Foreign Source       Foreign Tax
                                                  Income             Credit
                                              --------------       -----------
    Eastern European                           $37,452,127         $4,611,200
    Global Emerging Markets                        586,016             48,685

In January 2007, the Funds will report on Form 1099-DIV the tax status of all distributions made during the calendar year 2006. The Funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each fund will be reported to shareholders on their Form 1099-DIV. Shareholders should use the information on Form 1099-DIV for their income tax returns.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form 485B), which can be found on the SEC's website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semiannual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds' Forms N-Q on the SEC's website at www.sec.gov. You may also visit or call the SEC's Public Room in Washington, D.C. (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

  ADDITIONAL INFORMATION (UNAUDITED)

SHAREHOLDER VOTES

On August 29, 2006, a special meeting of the shareholders of U.S. Global Accolade Funds was held. The following proposals were presented to and approved by the shareholders:

1. HOLMES GROWTH FUND, MEGATRENDS FUND, EASTERN EUROPEAN FUND, GLOBAL EMERGING MARKETS FUND. To elect four trustees to the Board of Trustees.

2. EASTERN EUROPEAN FUND AND GLOBAL EMERGING MARKETS FUND. To approve a new subadvisory agreement between U.S. Global Investors, Inc., U.S. Global Accolade Funds on behalf of the Eastern European Fund and Charlemagne Capital (IOM)
Limited, and a new subadvisory agreement between U.S. Global Investors, Inc., U.S. Global Accolade Funds on behalf of the Global Emerging Markets Fund and Charlemagne Capital (IOM) Limited.

The results of the votes were as follows:

                                                                                  BROKER
       PROPOSAL              FOR          AGAINST      ABSTAIN     WITHHELD      NON-VOTES
--------------------------------------------------------------------------------------------
PROPOSAL 1:
Frank E. Holmes         26,650,919.261            0            0  666,544.301              0
Richard E. Hughes       26,717,028.336            0            0  600,435.226              0
Clark R. Mandigo        26,698,538.494            0            0  618,925.068              0
J. Michael Belz         26,713,274.788            0            0  604,188.774              0
--------------------------------------------------------------------------------------------
PROPOSAL 2:
Eastern European Fund   14,878,824.466  381,590.420  358,512.717            0  6,847,976.000
Global Emerging Fund     1,354,299.992   21,082.142   22,062.890            0    644,249.000

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(d)  Not applicable.

(e)  Not applicable.

(f) The registrant has posted such code of ethics on its Internet website at www.usfunds.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one "audit committee financial expert" serving on its audit committee, Mr. Clark Mandigo, who is "independent" (as defined in Item 3(a)(2) of Form N-CSR.)

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES
The aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements were $81,900 and $76,500 for the fiscal years ended October 31, 2006, and 2005, respectively.

(b) AUDIT-RELATED FEES
There were no fees billed for assurance and related services by the registrant's principal accountant that were reasonably related to the performance of the audit of the registrant's financial statements and were not reported under paragraph (a) of this Item for the fiscal years ended October 31, 2006, and 2005, respectively.

(c) TAX FEES
The aggregate fees billed for professional services rendered by the registrant's principal accountant for tax compliance, tax advice and tax planning were $18,400 and $17,000 for the fiscal years ended October 31, 2006, and 2005, respectively. The nature of the services comprising the tax fees included the review of the registrant's income and excise tax returns and distribution requirements.

(d) ALL OTHER FEES
There were no other fees during the fiscal years ended October 31, 2006, and 2005 billed to the registrant.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including approval in advance of audit and non-audit services at regularly scheduled audit committee meetings. If non-audit services are required between regularly scheduled audit committee meetings, approval may be authorized by the chairman of the audit committee for non-prohibited services for engagements of less than $3,500 with notification of other audit committee members at the next scheduled audit committee meeting.

     (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $92,400 and $86,700 for the fiscal years ended October 31, 2006, and 2005, respectively.

(h) All non-audit services rendered in (g) above were considered by the registrant's audit committee in maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's president and treasurer have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting that occurred in the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code  of  ethics  is  posted  on   registrant's   Internet   website  at
     www.usfunds.com.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL ACCOLADE FUNDS




By:      /s/Frank E. Holmes
         -----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer
Date:    January 5, 2007



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By:      /s/ Frank E. Holmes
         -----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer
Date:    January 5, 2007




By:      /s/ Catherine A. Rademacher
         -----------------------------------
         Catherine A. Rademacher
         Treasurer
Date:    January 5, 2007

                                                                 Exhibit (a)(2)
                            SECTION 302 CERTIFICATION

I, Frank E. Holmes, certify that:

1.   I have reviewed this report on Form N-CSR of U.S. Global Accolade Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  January 5, 2007

/s/ Frank E. Holmes
-----------------------
Frank E. Holmes
Chief Executive Officer

                                                                  Exhibit (a)(2)

                            SECTION 302 CERTIFICATION

I, Catherine A. Rademacher, certify that:

1.   I have reviewed this report on Form N-CSR of U.S. Global Accolade Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: January 5, 2007

/s/ Catherine A. Rademacher
---------------------------
Catherine A. Rademacher
Treasurer

                                                                     Exhibit (B)

    CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this annual report on Form N-CSR for U.S. Global Accolade Funds (the Registrant) for the period ended October 31, 2006, as furnished to the Securities and Exchange Commission (the "Report"), the undersigned officers of the Registrant hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of each such officer's knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as applicable; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





By:      /s/ Frank E. Holmes
         -----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    January 5, 2007





By:      /s/ Catherine A. Rademacher
         -----------------------------------
         Catherine A. Rademacher
         Treasurer

Date:    January 5, 2007


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.